                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-3428


                             HIGH YIELD BOND TRUST
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                    One Cityplace, Hartford, CT 06103-3415
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)


    (Name and Address of Agent for Service)            Copy to:
              Elizabeth M. Forget               Robert N. Hickey, Esq.
                   President                   Sullivan & Worcester LLP
             High Yield Bond Trust                1666 K Street, N.W.
        260 Madison Avenue, 10th Floor          Washington, D.C. 20006
              New York, NY 10016


Registrant's telephone number, including area code: (800) 842-9368


Date of fiscal year end: December 31


Date of reporting period: December 31, 2005

ITEM 1: REPORT TO SHAREHOLDERS.

                           Capital Appreciation Fund
                             High Yield Bond Trust
                             Managed Assets Trust
                            Money Market Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S. stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Capital Appreciation Fund
High Yield Bond Trust
Managed Assets Trust
Money Market Portfolio

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                           FOR THE YEAR ENDED 12/31/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC


--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2005, the Fund returned 18.19% while its benchmark, the S&P 500 Index, returned 4.91%.

The Fund's outperformance can be attributed in part to the strong results posted by several well-chosen stocks within the healthcare and information technology sectors. Meanwhile, there were only a few pockets of relative weakness, including consumer discretionary stocks, where we held an overweight position in this poor-performing sector, and financials, where select holdings turned in less-than-stellar results.

TOP CONTRIBUTORS INCLUDED TECHNOLOGY AND HEALTHCARE HOLDINGS

As for specific investments, some of the Fund's largest and longest-held securities contributed to the performance. Apple Computer, UnitedHealth and Genentech all made meaningfully positive contributions again this year. Our largest contributor, Apple Computer, continues to impress us with its pipeline of new products and operational excellence. Late in the third quarter the company announced its newest addition to the iPod line of digital music players, the "nano." The nano has been an instant hit with consumers, and many stores sold out within a few days of receiving their allotted shipments. The nano holds between 500 and 1,000 songs, has a color screen and is so small and lightweight that it will fit into the change pocket in a pair of blue jeans. The success of Apple's iPod and iTunes music software has also contributed meaningfully to an increase in sales of Apple desktop and laptop computers as more consumers are opting to make Apple computers the nexus of their personal computing needs. While there is a minimal chance Apple will ever threaten Microsoft's dominant position in PC operating system software, we continue to be impressed by the number of computer users who are, as Apple marketing implores, opting to make the "switch" to Apple.

DETRACTORS INCLUDED SELECT INTERNET RETAILERS

Of course, not everything went our way this year. In analyzing the Fund's performance, I am pleased to report that the few losses we sustained over the course of the year were quite small. One of the biggest detractors to the Fund's performance was our position in eBay, which occurred in the first half of the year. Since that time eBay has moved up nicely, and we believe the position is appropriately sized in the Fund. We were very disciplined about cutting losses quickly and, no doubt, this discipline has positively contributed to the Fund's performance.

Thank you for your investment and continued confidence in Janus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Apple Computer, Inc.       11.90%
                      -----------------------------------
                      UnitedHealth Group, Inc.    8.10%
                      -----------------------------------
                      Genentech, Inc.             6.65%
                      -----------------------------------
                      Roche Holding AG            5.16%
                      -----------------------------------
                      Lowe's Cos., Inc.           5.03%
                      -----------------------------------
                      Murphy Oil Corp.            4.77%
                      -----------------------------------
                      Electronic Arts, Inc.       4.16%
                      -----------------------------------
                      NIKE, Inc.--Class B         4.01%
                      -----------------------------------
                      eBay, Inc.                  3.93%
                      -----------------------------------
                      Wells Fargo & Co.           3.92%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                           37.9%
Non-Cyclical                         13.1%
Cyclical                             10.2%
Industrials                           9.6%
Technology                            9.3%
Energy                                8.1%
Communications                        7.4%
Basic Materials                       4.1%
Convertible                           0.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                           FOR THE YEAR ENDED 12/31/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC


--------------------------------------------------------------------------------


                     CAPITAL APPRECIATION FUND MANAGED BY
            JANUS CAPITAL MANAGEMENT LLC VS. S&P 500 INDEX/1/, AND
                             RUSSELL 2000 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]
              CAPITAL
         APPRECIATION FUND   S&P 500 INDEX     RUSSELL 2000
         -----------------   -------------     ------------
12/95        $10,000            $10,000           $10,000
12/96         12,821             12,295            11,649
12/97         16,173             16,395            14,255
12/98         26,140             21,084            13,892
12/99         40,128             25,518            16,845
12/00         31,349             23,196            16,336
12/01         23,171             20,441            16,742
12/02         17,358             15,925            13,313
12/03         21,682             20,490            19,603
12/04         25,916             22,718            23,196
12/05         30,632             23,834            24,252

    ------------------------------------------------------------
                            Average Annual Return/3/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------
    Capital
    Appreciation
--  Fund         18.19% 20.84% -0.46% 11.84%       13.51%
    ------------------------------------------------------------
    S&P 500
- - Index/1/      4.91% 14.39%  0.54%  9.07%       12.49%
    ------------------------------------------------------------
    Russell 2000
--  Index/2/      4.55% 22.13%  8.22%  9.26%       13.36%
    ------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 03/19/1982.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE UPDATE

For the 12 months ended December 31, 2005, the High Yield Bond Trust returned 1.32%. The fund underperformed its unmanaged benchmark, the Credit Suisse First Boston High Yield Index, which returned 2.26% for the same period. It also underperformed the Lipper Variable High Current Yield funds category average, which was 2.56%.

Salomon Brothers Asset Management Inc. began managing the fund on July 1, 2005.

MARKET/ECONOMIC OVERVIEW

The high yield market returned 2.26% for the calendar year ended December 31, 2005, as represented by the CSFB High Yield Index. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors and Ford Motor Co., causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade in early May improved the market's tone, as the rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 12th consecutive rate hike (8 times in 2005) to 4.25% at the December Federal Open Markets Committee meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ended December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005's high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amount/1/ Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

Spreads widened 42 basis points during 2005 to close at 388 basis points over U.S. Treasuries. Based on the 8.26% yield/i/ of the Citigroup High Market Yield Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes./ii /However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

CONTRIBUTORS TO PERFORMANCE

Since takeover of this fund by the current management team, portfolio returns have been negatively impacted by the fund's security selection, specifically in the Automotive, Telecommunications and Energy sectors, and the higher-than-normal cash position. However, our sector overweight to Telecommunications and underweight to Automotive, as well as our security selection in Cable & Media and Utilities, helped make up some of the return.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Targeted Return Index Securities Trust (7.651%, 06/15/15)   3.60%
      --------------------------------------------------------------------
      General Motors Acceptance Corp. (8.000%, 11/01/31)          1.95%
      --------------------------------------------------------------------
      Ford Motor Co. (7.450%, 07/16/31)                           1.88%
      --------------------------------------------------------------------
      Lyondell Chemical Co. (10.875%, 05/01/19)                   1.18%
      --------------------------------------------------------------------
      Tenet Healthcare Corp. (6.875%, 11/15/31)                   1.14%
      --------------------------------------------------------------------
      Ford Motor Credit Co. (6.625%, 6/16/08)                     1.08%
      --------------------------------------------------------------------
      CSC Holdings, Inc. Series B (7.625%, 04/01/11)              1.02%
      --------------------------------------------------------------------
      General Motors Corp. (8.375%, 07/15/33)                     1.01%
      --------------------------------------------------------------------
      D.R. Horton, Inc. (6.125%, 01/15/14)                        1.00%
      --------------------------------------------------------------------
      Houghton Miffin Co. (7.200%, 03/15/11)                      1.00%
      --------------------------------------------------------------------

/1/Source: Altman High Yield Bond Default ad Return Report, November 2, 2005.

/i/As measured by the yield on the Citigroup High Yield Market Index as of the period's close.

/ii/Yields are subject to change and will fluctuate.
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Domestic Bonds & Debt Securities        98.8%
Common Stocks                            0.8%
Convertible Preferred Stock              0.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


--------------------------------------------------------------------------------


                       HIGH YIELD BOND TRUST MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
                CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                       HIGH YIELD       CREDIT SUISSE
                       BOND TRUST        1ST BOSTON
                       ----------       -------------
   12/95                 $10,000           $10,000
   12/96                  11,605            11,242
   12/97                  13,527            12,662
   12/98                  14,414            12,735
   12/99                  15,051            13,153
   12/00                  15,197            12,468
   12/01                  16,649            13,191
   12/02                  17,410            13,600
   12/03                  22,485            17,400
   12/04                  24,452            19,479
   12/05                  24,773            19,919




    -------------------------------------------------------------
                             Average Annual Return/2/
                         (for the period ended 12/31/05)
    -------------------------------------------------------------
                  1 Year 3 Year 5 Year 10 Year Since Inception/3/
    -------------------------------------------------------------
    High Yield
--  Bond Trust    1.32%  12.48% 10.27%  9.50%        9.54%
    -------------------------------------------------------------
    Credit Suisse
    First Boston
    High Yield
- - Index/1/      2.26%  13.56%  9.82%  7.13%        9.44%
    -------------------------------------------------------------

/1/The Credit Suisse First Boston High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 03/19/1982.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

During its fiscal year ended December 31, 2005, the Managed Assets Trust generated a return of 3.84%. In comparison, the Fund outperformed one of its unmanaged benchmarks, the Lehman Brothers Government/Credit Index,/v/ which advanced by 2.37%, and underperformed its other unmanaged benchmark, the S&P 500 Index, which gained 4.91% for the same period. The Fund underperformed its Lipper Variable Flexible Portfolio Funds Category Average,/vi/ which was up 4.88% over the same time frame.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE FUND'S REPORTING PERIOD?

The U.S. economy overcame a number of challenges during the year and continued to grow at a solid pace. Given the economy's strength and inflationary concerns triggered by record high oil prices, the Federal Reserve Board ("Fed")/i/ continued to raise short-term interest rates over the period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rate/ii/ thirteen times, bringing it from 1.00% to 4.25% at the end of 2005.

The U.S. financial markets generated positive, but modest returns during the reporting period. The overall stock market, as measured by the S&P 500 Index,/iii/ returned 4.91% in 2005. Strong corporate profits were often overshadowed by rising oil prices and interest rates. During the period, the overall bond market, as measured by the Lehman Aggregate Bond Index,/iv/ gained 2.43%. For the second year in a row, the bond market surprised many investors, as it rose in spite of the economy's expansion, higher interest rates, and inflationary pressures.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

In 2005, corporate profit growth was expected to exceed 10% for the third consecutive year. However, this did not translate into superior stock market returns. That said, there were areas of the U.S. market that generated strong results. For example, the equity portion of the Fund benefited from its exposure to the energy sector, as it returned more than 30% for the year, far outdistancing all other sectors. Elsewhere, the financial and healthcare sectors of the market both advanced roughly 6.5% in 2005.

The fixed income portion of the Fund's portfolio benefited from its holdings in select corporate securities. In particular, the Fund's industrial sector bonds enhanced results, as did our decision to lower the Fund's exposure to financials. The Fund's collateralized mortgage-backed securities also boosted returns. Elsewhere, our duration management techniques were positive for performance. By lengthening the Fund's overall duration in the second half of the year we benefited as longer-term interest rates fell.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

In terms of U.S. stocks, the Fund's holdings in the consumer discretionary and telecommunications sectors detracted from results, as they generated negative returns during the reporting period.

From a fixed income perspective, our underweight in Treasuries hurt returns. In addition, our yield curve positioning was a drag on relative performance over the reporting period. While the Fund's underweight in 1-3 year securities was beneficial, this was overshadowed by an overexposure to 5-7 year securities as the yield curve flattened. In addition, being short 20-30 year securities detracted from performance, as this was the best performing part of the yield curve during the year.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE FUND DURING THE REPORTING PERIOD?

Over the period, we increased the Fund's exposure to equities and lowered its exposure to fixed income securities. This was done to maintain a balanced portfolio.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iii/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/iv/The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.

/v/The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

/vi/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 91 funds in the Fund's Lipper category, and excluding sales charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


--------------------------------------------------------------------------------



SALOMON BROTHERS ASSET MANAGEMENT INC. COMMENTARY

ECONOMIC OVERVIEW:

The US economy ended 2005 on a stronger note as holiday sales appeared to meet expectations. Although the economy has been buffeted by several negative shocks
- high-energy prices, hurricane losses, and rising interest rates - the full year 2005 results look to have been in line with the prior two years. Going forward, 2006 looks to be a watershed year for the U.S. economy as the recovery phase of the economic expansion finally moves the economy to full-employment.

While the economy still faces significant headwinds in the form of high home heating costs, rising interest rates, a cooling housing market; there are significant strengths as well. Among these strengths are very strong corporate profit trends, continued productivity growth, strong global growth, and an accelerating impetus from the New Orleans region rebuilding effort.

Stabilizing energy prices have helped overall inflation performance toward the end of 2005, but core CPI inflation continues to hover just over 2%. Although this has been very good news on the core CPI, there are reasons to expect increased pricing power among firms translates into higher core inflation in 2006. Chief among these factors is the economy's continued movement toward full-employment which looks to add pricing power and increase production bottlenecks. Shortages of construction materials and labor capacity due to the rebuilding of the Gulf region also look to add to price pressures in 2006.

While the stronger dollar in 2005 was a contributing factor to the moderation of goods price inflation and has also been reflected in stabilizing non-energy commodity prices, the dollar began to weaken again toward the end of 2005. Going forward, a weaker dollar looks to add modestly to inflation pressures in 2006.

While the Fed made it thirteen straight meetings followed by a 25 basis point tightening at the December Federal Open Markets Committee meeting, the language of the statement released following that meeting and the subsequent minutes of that same meeting made it clear that the sentiment of the committee is that the tightening job is nearly completed.

With the federal funds rate now at 4.25%, the Fed is expected to raise rates once again at the January 31 FOMC meeting and to indicate in statement and the minutes following that meeting that future policy moves could be in either direction and would depend on evolving economic data and circumstances. We anticipate that the Fed will hold the funds rate target steady at 4.5% through mid-year, at a minimum.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 08/15/08)         2.15%
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 08/15/10)         2.11%
             ------------------------------------------------------
             General Electric Co. (5.000%, 02/01/13)       2.07%
             ------------------------------------------------------
             Exxon Mobil Corp.                             1.99%
             ------------------------------------------------------
             PP&L Transition Bond LLC (7.050%, 06/25/09)   1.77%
             ------------------------------------------------------
             Microsoft Corp.                               1.41%
             ------------------------------------------------------
             Bank of America Corp.                         1.27%
             ------------------------------------------------------
             U.S. Treasury Note (3.250%, 08/15/08)         1.16%
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 05/15/15)         1.13%
             ------------------------------------------------------
             U.S. Treasury Note (3.625%, 07/15/09)         1.13%
             ------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Asset-Backed Securities                  2.0%
Collateralized Mortgage Obligations      2.1%
Domestic Bonds & Debt Securities        14.2%
Convertible Bonds                        5.3%
U.S. Government & Agency Obligations    11.8%
Foreign Bonds & Debt Securities          0.2%
Common Stock                            63.6%
Convertible Preferred Stock              0.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


--------------------------------------------------------------------------------


                        MANAGED ASSETS TRUST MANAGED BY
            SALOMON BROTHERS ASSET MANAGEMENT INC. AND TIMCO ASSET
                     MANAGEMENT, INC. VS. LEHMAN BROTHERS
             GOVERNMENT/CREDIT BOND INDEX/1/ AND S&P 500 INDEX/1/
                            Growth Based on $10,000

                           [CHART]

        MANAGED ASSETS     S&P 500     LEHMAN BROTHERS GOVERNMENT/
            TRUST           INDEX           CREDIT BOND INDEX
          ----------        -----           -----------------
12/95      $10,000         $10,000              $10,000
12/96       11,379          12,295               10,405
12/97       13,804          16,395               11,224
12/98       16,763          21,084               12,171
12/99       19,147          25,518               12,219
12/00       18,838          23,196               13,455
12/01       17,881          20,441               14,661
12/02       16,343          15,925               16,103
12/03       19,936          20,490               16,797
12/04       21,816          22,718               17,308
12/05       22,651          23,834               17,581


    ------------------------------------------------------------
                            Average Annual Return/3/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------
    Managed
--  Assets Trust 3.84%  11.50% 3.76%   8.52%        8.93%
    ------------------------------------------------------------
    Lehman
    Brothers
    Government/
    Credit Bond
--  Index/1/     1.58%   2.97% 5.50%   5.80%        8.70%
    ------------------------------------------------------------
    S&P 500
- - Index/2/     4.91%  14.39% 0.54%   9.07%       13.12%
    ------------------------------------------------------------

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees and expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/3/Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 04/08/1983.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE UPDATE:

For the year ended December 31, 2005, the Money Market Portfolio returned 2.90%. The U.S. economy continued its steady growth in the fourth quarter, with strong manufacturing and industrial production data, low initial jobless claims and firm underlying corporate fundamentals. Consumer confidence, in particular, rebounded as declining gas prices improved sentiment ahead of the holiday season, rising to its highest level since Hurricanes Katrina and Rita. On the weaker side, the housing market began to exhibit signs of slowing as mortgage applications edged down, interest rates rose and home sales declined. Stabilizing energy prices helped overall inflation performance toward the end of 2005, but core CPI inflation continued to hover just over 2%.

Continuing its measured pace of rate increases and in line with market expectations, the Fed raised the federal funds rate by 25 basis points at both its November and December Federal Open Market Committee (FOMC) meetings, bringing the target rate to 4.25%. However, in an important departure from previous FOMC statements, the committee removed its characterization of monetary policy as "accommodative" at their December meeting. The overall sentiment of the text also reinforced the market's view that future monetary policy decisions will become more data dependent as the Fed's tightening cycle nears completion. In response, money market yields rose over the quarter as the economy continued to expand solidly and holiday sales appeared to meet expectations. Three-month LIBOR climbed 47 basis points, to 4.54%, while one-year LIBOR increased 40 basis points, to 4.84%. Three-month Treasury bill yields increased 54 basis points, to 4.07%, while six-month Treasury bill yields rose 45 basis points, to 4.37%.

ECONOMIC OVERVIEW:

The US economy ended 2005 on a stronger note as holiday sales appeared to meet expectations. Although the economy has been buffeted by several negative shocks--high-energy prices, hurricane losses, and rising interest rates--the full year 2005 results look to have been in line with the prior two years. Going forward, 2006 looks to be a watershed year for the U.S. economy as the recovery phase of the economic expansion finally moves the economy to full-employment.

While the economy still faces significant headwinds in the form of high home heating costs, rising interest rates, a cooling housing market; there are significant strengths as well. Among these strengths are very strong corporate profit trends, continued productivity growth, strong global growth, and an accelerating impetus from the New Orleans region rebuilding effort.

Stabilizing energy prices have helped overall inflation performance toward the end of 2005, but core CPI inflation continues to hover just over 2%. Although this has been very good news on the core CPI, there are reasons to expect increased pricing power among firms translates into higher core inflation in 2006. Chief among these factors is the economy's continued movement toward full-employment which looks to add pricing power and increase production bottlenecks. Shortages of construction materials and labor capacity due to the rebuilding of the Gulf region also look to add to price pressures in 2006.

While the stronger dollar in 2005 was a contributing factor to the moderation of goods price inflation and has also been reflected in stabilizing non-energy commodity prices, the dollar began to weaken again toward the end of 2005. Going forward, a weaker dollar looks to add modestly to inflation pressures in 2006.

While the Fed made it thirteen straight meetings followed by a 25 basis point tightening at the December FOMC meeting, the language of the statement released following that meeting and the subsequent minutes of that same meeting made it clear that the sentiment of the committee is that the tightening job is nearly completed.

With the federal funds rate now at 4.25%, the Fed is expected to raise rates once again at the January 31 FOMC meeting and to indicate in statement and the minutes following that meeting that future policy moves could be in either direction and would depend on evolving economic data and circumstances. We anticipate that the Fed will hold the funds rate target steady at 4.5% through mid-year, at a minimum.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Rabobank USA Financial Corp.     4.75%
                   -----------------------------------------
                   Goldman Sachs Group, Inc.        4.75%
                   -----------------------------------------
                   Dresdner U S Finance, Inc.       4.75%
                   -----------------------------------------
                   Societe Generale N.A.            4.75%
                   -----------------------------------------
                   General Electric Capital Corp.   4.75%
                   -----------------------------------------
                   Gannett Co., Inc.                4.75%
                   -----------------------------------------
                   Bank Ireland Governor & Co.      4.75%
                   -----------------------------------------
                   Atlantic Asset Security Corp.    4.75%
                   -----------------------------------------
                   Ormond Quay Funding LLC          4.75%
                   -----------------------------------------
                   Ebury Finance Ltd.               4.75%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financial - Diversified                 56.9%
Banks                                   23.5%
Media                                    4.7%
Foreign Government & Agency              4.7%
Health Care Equipment & Supplies         4.4%
Medium - Term Notes                      4.3%
Foreign Certificate of Deposit           1.5%



--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. Sales charges and redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
CAPITAL APPRECIATION FUND                   ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,126.50        $4.18
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
HIGH YIELD BOND TRUST                       ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,013.10        $3.10
  Hypothetical (5% return before expenses)     1,000.00      1,022.13         3.11
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ASSETS TRUST                        ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,040.50        $3.14
  Hypothetical (5% return before expenses)     1,000.00      1,022.13         3.11
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MONEY MARKET PORTFOLIO                      ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,017.10        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,023.19         2.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         -----------------------------------------------------------------

         COMMON STOCKS - 92.7%
         BANKS - 5.8%
         Commerce Bancorp, Inc...............   636,190 $    21,891,298
         Wells Fargo & Co....................   709,220      44,560,293
                                                        ---------------
                                                             66,451,591
                                                        ---------------
         BIOTECHNOLOGY - 11.3%
         Genentech, Inc.*....................   818,045      75,669,162
         Gilead Sciences, Inc.*..............   714,505      37,604,398
         Invitrogen Corp.*...................   224,045      14,930,359
                                                        ---------------
                                                            128,203,919
                                                        ---------------
         CHEMICALS - 1.4%
         Huntsman Corp.*.....................   907,885      15,633,780
                                                        ---------------
         COMMUNICATIONS EQUIPMENT - 1.1%
         QUALCOMM, Inc.......................   287,440      12,382,915
                                                        ---------------
         COMPUTERS & PERIPHERALS - 13.5%
         Apple Computer, Inc.*............... 1,882,840     135,357,367
         Sun Microsystems, Inc.*............. 4,358,210      18,260,900
                                                        ---------------
                                                            153,618,267
                                                        ---------------
         ELECTRIC UTILITIES - 1.9%
         AES Corp.*.......................... 1,350,210      21,373,824
                                                        ---------------
         FINANCIAL - DIVERSIFIED - 4.3%
         American Express Co.................   285,470      14,690,286
         Ameriprise Financial, Inc...........    57,094       2,340,854
         Goldman Sachs Group, Inc. (The).....   172,875      22,077,866
         SLM Corp............................   183,095      10,086,704
                                                        ---------------
                                                             49,195,710
                                                        ---------------
         HEALTH CARE PROVIDERS & SERVICES - 8.1%
         UnitedHealth Group, Inc............. 1,482,960      92,151,134
                                                        ---------------
         INSURANCE - 1.0%
         Berkshire Hathaway, Inc. - Class B*.     3,901      11,451,386
                                                        ---------------
         INTERNET & CATALOG RETAIL - 3.9%
         eBay, Inc.*......................... 1,032,175      44,641,569
                                                        ---------------
         INTERNET SOFTWARE & SERVICES - 2.2%
         Yahoo!, Inc.*.......................   646,300      25,322,034
                                                        ---------------
         MEDIA - 3.8%
         XM Satellite Radio Holdings,
           Inc. - Class A*................... 1,568,785      42,796,455
                                                        ---------------
         OIL & GAS - 7.0%
         Murphy Oil Corp..................... 1,004,130      54,212,979
         Suncor Energy, Inc..................   397,580      25,099,225
                                                        ---------------
                                                             79,312,204
                                                        ---------------
         PHARMACEUTICALS - 8.7%
         Roche Holding AG....................   391,314      58,714,211
         Teva Pharmaceutical Industries, Ltd.
           (ADR).............................   946,100      40,691,761
                                                        ---------------
                                                             99,405,972
                                                        ---------------

       -------------------------------------------------------------------
       SECURITY                             SHARES/PAR       VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -------------------------------------------------------------------

       RETAIL - MULTILINE - 1.1%
       J.C. Penney Co., Inc................     232,800 $    12,943,680
                                                        ---------------
       RETAIL - SPECIALTY - 13.4%
       Advance Auto Parts*.................     692,647      30,102,439
       Coach, Inc.*........................     413,880      13,798,759
       Lowe's Cos., Inc....................     857,325      57,149,284
       NIKE, Inc. - Class B................     526,005      45,651,974
       Staples, Inc........................     236,670       5,374,776
                                                        ---------------
                                                            152,077,232
                                                        ---------------
       SOFTWARE - 4.2%
       Electronic Arts, Inc.*..............     904,725      47,326,165
                                                        ---------------
       Total Common Stocks
       (Cost $617,809,882)                                1,054,287,837
                                                        ---------------

       SHORT-TERM INVESTMENT - 7.6%
       State Street Bank & Trust Co.,
         Repurchased Agreement, dated
         12/30/05 at 2.800% to be
         repurchased at $86,411,875 on
         01/03/06 collateralized by
         78,740,000 U.S. Treasury Bond/Note
         5.250% due 02/15/29 with a value
         of $88,116,044
         (Cost $86,385,000)................ $86,385,000 $    86,385,000
                                                        ---------------

       TOTAL INVESTMENTS - 100.3%
       (Cost $704,194,882)                                1,140,672,837

       Other Assets and Liabilities (net) - (0.3%)           (3,405,776)
                                                        ---------------

       TOTAL NET ASSETS - 100.0%                        $ 1,137,267,061
                                                        ===============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

HIGH YIELD BOND TRUST

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 89.1%
       AEROSPACE & DEFENSE - 1.6%
       Argo-Tech Corp. 9.250%, due 06/01/11... $     75,000 $      77,250
       BE Aerospace, Inc., Series B 8.875%,
         due 05/01/11.........................      475,000       501,125
       Moog, Inc. 6.250%, due 01/15/15........      550,000       544,500
       Sequa Corp. Series B 8.875%,
         due 04/01/08.........................      725,000       759,437
                                                            -------------
                                                                1,882,312
                                                            -------------
       ASSET-BACKED SECURITY - 3.6%
       Targeted Return Index Securities Trust,
         Series HY-2005 7.651%, due 06/15/15
         (144A)(a)............................    4,104,880     4,224,693
                                                            -------------
       AUTO PARTS & EQUIPMENT - 0.0%
       Dura Operating Corp., Series B 8.625%,
         due 04/15/12.........................       57,000        47,310
                                                            -------------
       AUTOMOBILES - 3.2%
       Ford Motor Co.
         7.450%, due 07/16/31.................    3,225,000     2,209,125
        8.900%, due 01/15/32..................      275,000       202,812
       General Motors Corp.
         8.250%, due 07/15/23.................      175,000       113,313
        8.375%, due 07/15/33..................    1,775,000     1,180,375
                                                            -------------
                                                                3,705,625
                                                            -------------
       BUILDING MATERIALS - 0.7%
       Goodman Global Holding Co., Inc.
         7.491%, due 06/15/12
           (144A)(a)(b).......................      125,000       124,375
        7.875%, due 12/15/12 (144A)(a)........      290,000       271,150
       Nortek, Inc. 8.500%, due 09/01/14......      275,000       266,750
       Ply Gem Industries, Inc. 9.000%,
         due 02/15/12.........................      225,000       200,813
                                                            -------------
                                                                  863,088
                                                            -------------
       CHEMICALS - 5.1%
       Borden U.S. Finance Corp./Nova Scotia
         Finance ULC 9.000%, due 07/15/14
         (144A)(a)............................      375,000       373,125
       Crystal U.S. Holdings 3 LLC, Series B
         0.000%/10.500%, due 10/01/14(c)......      163,000       119,397
       Foamex Cap Corp. 13.500%,
         due 08/15/06.........................      250,000        22,500
       Huntsman International LLC
         9.875%, due 03/01/09.................      450,000       477,000
        10.125%, due 07/01/09.................      289,000       299,837
       IMC Global, Inc., Series B 10.875%,
         due 06/01/08.........................       53,000        58,963
       Innophos, Inc. 9.625%, due 08/15/14
         (144A)(a)............................      100,000       101,250

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      CHEMICALS - CONTINUED
      ISP Holdings, Inc., Series B 10.625%,
        due 12/15/09........................... $    275,000 $     290,125
      Lyondell Chemical Co. 10.875%,
        due 05/01/09...........................    1,325,000     1,382,969
      Nalco Co.
        7.750%, due 11/15/11...................       75,000        77,438
       8.875%, due 11/15/13....................      450,000       473,625
      NOVA Chemicals Corp. 6.500%,
        due 01/15/12...........................      425,000       413,844
      Resolution Performance Products LLC
        8.000%, due 12/15/09...................      325,000       333,125
       9.500%, due 04/15/10....................      325,000       330,687
      Rhodia SA
        7.625%, due 06/01/10...................      950,000       959,500
       8.875%, due 06/01/11....................      175,000       180,250
      Rockwood Specialties Group, Inc. 7.625%,
        due 11/15/14...........................       50,000        61,430
                                                             -------------
                                                                 5,955,065
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Alderwoods Group, Inc. 7.750%,
        due 09/15/12...........................      850,000       884,000
      Carriage Services, Inc. 7.875%,
        due 01/15/15...........................      125,000       127,813
      Iron Mountain, Inc. 7.750%,
        due 01/15/15...........................      295,000       298,687
                                                             -------------
                                                                 1,310,500
                                                             -------------
      CONTAINERS & PACKAGING - 3.0%
      Crown Cork & Seal Co., Inc. 7.375%,
        due 12/15/26...........................      850,000       782,000
      Crown Cork & Seal Finance PLC 7.000%,
        due 12/15/06...........................       75,000        76,125
      Graphic Packaging International Corp.
       8.500%, due 08/15/11....................       75,000        75,563
       9.500%, due 08/15/13....................      525,000       504,000
      Jefferson Smurfit Corp. 8.250%,
        due 10/01/12...........................      407,012       392,767
      Owens-Brockway Glass Container, Inc.
       8.875%, due 02/15/09....................      575,000       603,031
       7.750%, due 05/15/11....................      300,000       314,625
       6.750%, due 12/01/14....................      225,000       219,375
      Smurfit-Stone Container Enterprises, Inc.
        8.375%, due 07/01/12...................      225,000       218,812
      Solo Cup Co. 8.500%, due 02/15/14........      400,000       352,000
                                                             -------------
                                                                 3,538,298
                                                             -------------
      ELECTRIC UTILITIES - 1.5%
      AES Corp. 9.375%, due 09/15/10...........    1,025,000     1,124,937
      Calpine Corp. 8.500%,
        due 07/15/10 (144A)(a)(d)..............      225,000       185,625

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------------
       SECURITY                                    PAR            VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       ------------------------------------------------------------------------

       ELECTRIC UTILITIES - CONTINUED
       Calpine Generating Co. LLC 8.140%,
         due 04/01/09(b)(d)................... $    375,000    $     390,938
                                                               -------------
                                                                   1,701,500
                                                               -------------
       ELECTRIC UTILITIES - 0.8%
       Mirant North America LLC 7.375%,
         due 12/31/13 (144A)(a)...............      375,000          381,094
       Reliant Energy, Inc.
        9.250%, due 07/15/10..................      150,000          150,750
        9.500%, due 07/15/13..................      425,000          428,187
                                                               -------------
                                                                     960,031
                                                               -------------
       ELECTRONICS - 1.3%
       L-3 Communications Corp. 6.375%,
         due 10/15/15 (144A)(a)...............    1,150,000        1,152,875
       Sanmina-SCI Corp. 6.750%,
         due 03/01/13.........................      150,000          143,438
       Thomas & Betts Corp. 7.250%,
         due 06/01/13.........................      175,000          186,316
                                                               -------------
                                                                   1,482,629
                                                               -------------
       ENERGY - 1.7%
       Dynegy Holdings, Inc.
        10.125%, due 07/15/13(a)..............      325,000          368,875
        7.125%, due 05/15/18..................      400,000          358,000
       NRG Energy, Inc. 8.000%, due 12/15/13..      876,000          981,120
       Reliant Energy, Inc. 6.750%,
         due 12/15/14.........................      300,000          263,250
                                                               -------------
                                                                   1,971,245
                                                               -------------
       ENTERTAINMENT & LEISURE - 3.6%
       AMC Entertainment, Inc.
        8.590%, due 08/15/10(b)...............      225,000          232,594
        9.500%, due 02/01/11..................      360,000          355,950
        8.000%, due 03/01/14..................      250,000          227,500
        Series B 8.625%, due 08/15/12.........      175,000          183,750
       Cinemark, Inc. 0.000%/9.750%,
         due 03/15/14(c)......................      325,000          242,125
       Gaylord Entertainment Co. 6.750%,
         due 11/15/14.........................      600,000          591,000
       Herbst Gaming, Inc. 7.000%,
         due 11/15/14.........................      550,000          550,000
       Isle of Capri Casinos, Inc. 7.000%,
         due 03/01/14.........................      550,000          539,000
       Mohegan Tribal Gaming Authority 7.125%,
         due 08/15/14.........................      175,000          180,031
       Penn National Gaming, Inc. 6.750%,
         due 03/01/15.........................      475,000          469,062
       Pinnacle Entertainment, Inc. 8.750%,
         due 10/01/13.........................      550,000          588,500
                                                               -------------
                                                                   4,159,512
                                                               -------------

      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      ENVIRONMENTAL SERVICES - 1.0%
      Allied Waste North America, Inc.
        6.500%, due 11/15/10................. $    825,000 $       820,875
       9.250%, due 09/01/12..................       83,000          90,263
       6.125%, due 02/15/14..................      225,000         213,187
                                                           ---------------
                                                                 1,124,325
                                                           ---------------
      FINANCIAL - DIVERSIFIED - 4.9%
      AAC Group Holding Corp. 0.000%/
        10.250%, due 10/01/12(c).............       50,000          36,375
      Alamosa Delaware, Inc. 0.000%/
        12.000%, due 07/31/05(c).............      574,000         630,682
      BCP Crystal U.S. Holdings Corp. 9.625%,
        due 06/15/14.........................      439,000         490,583
      CCM Merger, Inc. 8.000%, due 08/01/13
        (144A)(a)............................      275,000         265,375
      Ford Motor Credit Co. 6.625%,
        due 06/16/08.........................    1,400,000       1,270,569
      General Motors Acceptance Corp.
        8.000%, due 11/01/31.................    2,375,000       2,280,995
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(a)............................      275,000         273,625
      Vanguard Health Holdings II 9.000%,
        due 10/01/14.........................      500,000         533,750
                                                           ---------------
                                                                 5,781,954
                                                           ---------------
      FOOD PRODUCTS - 1.9%
      Del Monte Corp. 6.750%,
        due 02/15/15.........................      125,000         122,500
      Delhaize America, Inc. 9.000%,
        due 04/15/31.........................      425,000         501,763
      Doane Pet Care Co. 10.750%,
        due 03/01/10.........................      500,000         546,250
      Dole Food Co., Inc.
        8.875%, due 03/15/11.................       19,000          19,570
       8.750%, due 07/15/13..................      400,000         414,000
      Land O' Lakes, Inc. 9.000%,
        due 12/15/10.........................       50,000          54,500
      Smithfield Foods, Inc. 7.000%,
        due 08/01/11.........................      475,000         486,875
      Swift & Co. 10.125%, due 10/01/09......       50,000          51,875
                                                           ---------------
                                                                 2,197,333
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 3.6%
      Accellent, Inc. 10.500%, due 12/01/13
        (144A)(a)............................      375,000         386,250
      Community Health Systems, Inc. 6.500%,
        due 12/15/12.........................      150,000         146,813
      IASIS Healthcare LLC 8.750%,
        due 06/15/14.........................      550,000         580,250
      Radiologix, Inc., Series B 10.500%,
        due 12/15/08.........................      525,000         517,125

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      Select Medical Corp. 7.625%,
        due 02/01/15........................... $    425,000 $     411,187
      Tenet Healthcare Corp.
        7.375%, due 02/01/13...................      275,000       255,062
       6.875%, due 11/15/31....................    1,650,000     1,336,500
      Triad Hospitals, Inc. 7.000%,
        due 11/15/13...........................      550,000       554,125
                                                             -------------
                                                                 4,187,312
                                                             -------------
      HOMEBUILDERS - 3.0%
      D.R. Horton, Inc. 6.125%,
        due 01/15/14...........................    1,175,000     1,177,097
      K Hovnanian Enterprises, Inc. 6.375%,
        due 12/15/14...........................    1,150,000     1,093,474
      KB HOME
        8.625%, due 12/15/08...................      125,000       133,397
       9.500%, due 02/15/11....................      325,000       343,499
       6.375%, due 08/15/11....................      425,000       427,444
      William Lyon Homes, Inc. 10.750%,
        due 04/01/13...........................      350,000       363,125
                                                             -------------
                                                                 3,538,036
                                                             -------------

      HOTELS, RESTAURANTS & LEISURE - 5.4%
      Aztar Corp. 7.875%, due 06/15/14.........      250,000       263,125
      Boyd Gaming Corp. 6.750%,
        due 04/15/14...........................      725,000       723,187
      Denny's Corp. 1.000%, due 09/21/10.......       83,333        85,365
      Friendly Ice Cream Corp. 8.375%,
        due 06/15/12...........................      325,000       290,875
      HMH Properties, Inc., Series B 7.875%,
        due 08/01/08...........................       71,000        72,154
      Kerzner International, Ltd. 6.750%,
        due 10/01/15 (144A)(a).................      450,000       439,875
      Las Vegas Sands Corp 6.375%,
        due 02/15/15...........................      550,000       532,125
      Mandalay Resort Group 9.375%,
        due 02/15/10...........................       53,000        58,300
      MGM MIRAGE, Inc.
        8.375%, due 02/01/11...................      375,000       403,125
       6.750%, due 09/01/12....................      750,000       764,062
      Park Place Entertainment Corp. 7.875%,
        due 03/15/10...........................      800,000       864,000
      Station Casinos, Inc.
        6.000%, due 04/01/12...................      850,000       852,125
       6.500%, due 02/01/14....................      175,000       177,625
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        Corp. 6.625%, due 12/01/14.............      800,000       782,000
                                                             -------------
                                                                 6,307,943
                                                             -------------

     -------------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     -------------------------------------------------------------------------

     HOUSEHOLD PRODUCTS - 1.9%
     Church & Dwight Co., Inc. 6.000%,
       due 12/15/12............................. $    125,000 $     123,750
     Home Products International, Inc. 9.625%,
       due 05/15/08.............................      150,000       115,500
     Norcraft Holdings LP/Norcraft Capital Corp.
       0.000%/9.750%, due 09/01/12(c)...........      400,000       286,000
     Playtex Products, Inc. 9.375%,
       due 06/01/11.............................      525,000       552,562
     Sealy Mattress Co. 8.250%,
       due 06/15/14.............................      475,000       491,625
     Spectrum Brands, Inc. 7.375%,
       due 02/01/15.............................      775,000       651,000
                                                              -------------
                                                                  2,220,437
                                                              -------------
     INDUSTRIAL - DIVERSIFIED - 0.5%
     BGF Industries, Inc., Series B 10.250%,
       due 01/15/09.............................      275,000       281,188
     Hexcel Corp. 6.750%, due 02/01/15..........      350,000       339,500
                                                              -------------
                                                                    620,688
                                                              -------------
     LEISURE EQUIPMENT & PRODUCTS - 0.2%
     Equinox Holdings, Inc. 9.000%,
       due 12/15/09.............................      250,000       268,438
                                                              -------------
     MACHINERY - 0.8%
     Case New Holland, Inc. 9.250%,
       due 08/01/11.............................      375,000       403,125
     Terex Corp. 7.375%, due 01/15/14...........      582,000       579,090
                                                              -------------
                                                                    982,215
                                                              -------------
     MEDIA - 9.6%
     Clear Channel Communications 8.000%,
       due 11/01/08.............................      200,000       212,764
     CCH I Holdings LLC 9.920%, due 04/01/14
       (144A)(a)................................      247,000       142,025
     CCH I LLC 11.000%, due 10/01/15
       (144A)(a)................................      197,000       166,465
     CCO Holdings LLC/CCO Holdings Capital
       Corp.
       8.616%, due 12/15/10(b)..................      300,000       294,750
      8.750%, due 11/15/13 (144A)(a)............    1,000,000       957,500
      8.750%, due 11/15/13......................       75,000        71,813
     Charter Communications Holdings LLC/
       Charter Communications Holdings
       Capital Corp. 8.375%, due 04/30/14
       (144A)(a)................................      550,000       550,000
     CSC Holdings, Inc., Series B 7.625%,
       due 04/01/11.............................    1,200,000     1,200,000
     Dex Media, Inc.
       8.000%, due 11/15/13.....................      625,000       640,625
      0.000%/9.000%, due 11/15/13(c)............      575,000       460,000

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     MEDIA - CONTINUED
     DirecTV Holdings LLC/DirectTV Financing Co.
       8.375%, due 03/15/13..................... $     81,000 $      87,480
      6.375%, due 06/15/15......................    1,050,000     1,031,625
     EchoStar DBS Corp. 6.625%,
       due 10/01/14.............................      575,000       554,156
     Houghton Mifflin Co.
      8.250%, due 02/01/11......................      175,000       181,563
      7.200%, due 03/15/11......................    1,125,000     1,170,000
     LIN Television Corp. 6.500%,
       due 05/15/13.............................      275,000       265,031
     LodgeNet Entertainment Corp. 9.500%,
       due 06/15/13.............................      200,000       218,500
     Mediacom LLC/Mediacom Capital Corp.
       9.500%, due 01/15/13.....................    1,025,000     1,005,781
     PRIMEDIA, Inc. 8.875%, due 05/15/11........      550,000       510,125
     Rogers Cable, Inc. 6.750%,
       due 03/15/15.............................       75,000        76,500
     Shaw Communications, Inc. 7.250%,
       due 04/06/11.............................      375,000       392,812
     Sinclair Broadcast Group, Inc. 8.000%,
       due 03/15/12.............................    1,000,000     1,035,000
                                                              -------------
                                                                 11,224,515
                                                              -------------
     METALS & MINING - 2.1%
     IPSCO, Inc. 8.750%, due 06/01/13...........      300,000       330,000
     Novelis, Inc. 7.500%, due 02/15/15.........      525,000       492,187
     Steel Dynamics, Inc. 9.500%,
       due 03/15/09.............................      175,000       185,063
     United States Steel LLC 10.750%,
       due 08/01/08.............................      504,000       559,440
     USEC, Inc. 6.625%, due 01/20/06............      775,000       775,000
     Wolverine Tube, Inc. 10.500%,
       due 04/01/09.............................      100,000        78,000
                                                              -------------
                                                                  2,419,690
                                                              -------------
     OFFICE FURNISHING & SUPPLIES - 0.5%
     IKON Office Solutions, Inc. 7.750%,
       due 09/15/15 (144A)(a)...................      200,000       196,000
     Xerox Capital Trust I 8.000%,
       due 02/01/27.............................      325,000       336,375
                                                              -------------
                                                                    532,375
                                                              -------------
     OIL & GAS - 5.1%
     Chesapeake Energy Corp 6.250%,
       due 01/15/18.............................    1,150,000     1,132,750
     Chesapeake Energy Corp. 6.875%,
       due 11/15/20 (144A)(a)...................      300,000       305,250
     Dresser-Rand Group, Inc. 7.625%,
       due 11/01/14 (144A)(a)...................      198,000       204,930
     El Paso CGP Co. 6.700%, due 02/15/27.......          930           939

       -----------------------------------------------------------------------
       SECURITY                                   PAR            VALUE
       DESCRIPTION                               AMOUNT         (NOTE 2)
       -----------------------------------------------------------------------

       OIL & GAS - CONTINUED
       El Paso Corp. 6.700%,
         due 02/15/27 (144A)(a).............. $     62,000    $      62,622
       El Paso Production Holding Co. 7.750%,
         due 06/01/13........................      650,000          677,625
       Forest Oil Corp. 8.000%, due 12/15/11.      150,000          164,625
       Kerr-McGee Corp. 7.000%,
         due 11/01/11........................      550,000          552,750
       Newfield Exploration Co. 6.625%,
         due 09/01/14........................      225,000          230,063
       Pogo Producing Co., Series B 8.250%,
         due 04/15/11........................      325,000          341,250
       Pride International, Inc. 7.375%,
         due 07/15/14........................      125,000          134,688
       Sonat, Inc. 6.625%, due 02/01/08......      275,000          276,719
       Southern Natural Gas Co. 7.350%,
         due 02/15/31........................      575,000          592,770
       Transcontinental Gas Pipe Line Corp.,
         Series B 8.875%, due 07/15/12.......      375,000          431,250
       Williams Companies., Inc. 7.125%,
         due 09/01/11........................      850,000          887,187
                                                              -------------
                                                                  5,995,418
                                                              -------------
       PAPER & FOREST PRODUCTS - 1.9%
       Abitibi-Consolidated, Inc. 7.750%,
         due 06/15/11........................      650,000          622,375
       Boise Cascade LLC
        7.025%, due 10/15/12(b)..............       50,000           49,000
        7.125%, due 10/15/14.................      550,000          515,625
       Buckeye Technologies, Inc. 8.000%,
         due 10/15/10........................      575,000          549,125
       Catalyst Paper Corp., Series D 8.625%,
         due 06/15/11........................      450,000          432,000
       Neenah Paper, Inc. 7.375%,
         due 11/15/14........................       50,000           45,375
       Catalyst Paper Corp. 7.375%,
         due 03/01/14........................       75,000           66,000
                                                              -------------
                                                                  2,279,500
                                                              -------------

       PHARMACEUTICALS - 0.6%
       Valeant Pharmaceuticals International
         7.000%, due 12/15/11................      575,000          567,813
       Warner Chilcott Corp. 8.750%,
         due 02/01/15 (144A)(a)..............      175,000          161,875
                                                              -------------
                                                                    729,688
                                                              -------------

       REAL ESTATE - 2.0%
       Felcor Lodging LP 9.000%, due 06/01/11
         (REIT)..............................      200,000          220,000
       Host Marriott LP (REIT)
        7.125%, due 11/01/13 (REIT)..........      100,000          104,500
        6.375%, due 03/15/15 (REIT)..........      900,000          902,250

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Series M 7.000%, due 08/15/12 (REIT).... $    100,000 $     103,000
      La Quinta Properties, Inc. 7.000%, due
        08/15/12 (REIT).......................       75,000        81,562
      MeriStar Hospitality Corp. (REIT)
       9.000%, due 01/15/08 (REIT)............      125,000       129,844
       9.125%, due 01/15/11 (REIT)............      725,000       793,875
                                                            -------------
                                                                2,335,031
                                                            -------------

      RETAIL - MULTILINE - 2.5%
      Carrols Corp. 9.000%, due 01/15/13......      550,000       537,625
      Denny's Corp. 1.000%, due 09/21/10......      416,665       424,479
      Harry & David Holdings, Inc. 9.000%,
        due 03/01/13..........................      375,000       377,813
      J.C. Penney Co., Inc. 8.125%,
        due 04/01/27..........................      380,000       399,950
      Jean Coutu Group PJC, Inc.
        7.625%, due 08/01/12..................      100,000        99,000
       8.500%, due 08/01/14...................      450,000       414,000
      Neiman Marcus Group, Inc. 10.375%,
        due 10/15/15 (144A)(a)................      200,000       204,250
      Rite Aid Corp.
       6.125%, due 12/15/08 (144A)(a).........      200,000       189,000
       8.125%, due 05/01/10...................      250,000       255,625
       7.500%, due 01/15/15...................       75,000        71,250
                                                            -------------
                                                                2,972,992
                                                            -------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
      Amkor Technologies, Inc.
       7.125%, due 03/15/11...................      500,000       442,500
       7.750%, due 05/15/13...................      157,000       137,375
      Freescale Semiconductor, Inc. 6.900%,
        due 07/15/09(b).......................      375,000       387,188
                                                            -------------
                                                                  967,063
                                                            -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 11.8%
      American Tower Escrow Corp. 12.250%,
        due 08/01/08(g).......................      300,000       236,250
      Calpoint Receivable Structured Trust
        7.440%, due 12/10/06 (144A)(a)........       59,648        60,096
      Centennial Communications Corp./Cellular
        Operating Co. LLC 10.125%,
        due 06/15/13..........................      700,000       764,750
      Cincinnati Bell, Inc.
       8.375%, due 01/15/14...................    1,025,000     1,013,469
       7.000%, due 02/15/15...................      650,000       640,250
      Citizens Communications Co. 6.250%,
        due 01/15/13..........................      500,000       486,250
      Dobson Cellular Systems, Inc. 8.375%,
        due 11/01/11..........................      275,000       293,219

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
      Inmarsat Finance II PLC 0.000%/
        10.375%, due 11/15/12(c).............. $    100,000 $      83,875
      Insight Midwest LP/Insight Capital, Inc.
        9.750%, due 10/01/09..................      725,000       750,250
      Intelsat Bermuda, Ltd. 8.250%, due
        01/15/13 (144A)(a)....................      675,000       685,125
      Intelsat Bermuda, Ltd. 8.695%, due
        01/15/12 (144A)(a)(b).................      175,000       178,719
      IWO Holdings, Inc.
       7.900%, due 01/15/12(b)................      100,000       104,250
       0.000%/10.750%, due
         01/15/15(c)..........................      400,000       291,000
      Lucent Technologies, Inc. 6.450%, due
        03/15/29..............................    1,325,000     1,142,812
      MCI, Inc.
       6.908%, due 05/01/07...................      951,000       960,510
       7.688%, due 05/01/09...................      176,000       182,160
       8.735%, due 05/01/14...................      225,000       249,469
      Nextel Communications, Inc.
       Series D 7.375%, due 08/01/15..........      950,000     1,003,335
       Series F 5.950%, due 03/15/14..........      650,000       654,243
      NTL Cable Plc 8.750%, due 04/15/14......      175,000       220,187
      PanAmSat Corp. 9.000%,
        due 08/15/14..........................      175,000       184,187
      Qwest Communications International, Inc.
        7.500%, due 02/15/14 (144A)(a)........      390,000       402,675
       7.500%, due 02/15/14...................       95,000        98,087
      Qwest Corp.
       7.875%, due 09/01/11...................      550,000       595,375
       7.500%, due 06/15/23...................      105,000       104,869
       6.875%, due 09/15/33...................      785,000       741,825
      Rogers Wireless Communications, Inc.
       7.250%, due 12/15/12...................      475,000       501,719
       8.000%, due 12/15/12...................      450,000       478,687
      Rural Cellular Corp. 8.250%,
        due 03/15/12..........................      700,000       742,000
                                                            -------------
                                                               13,849,643
                                                            -------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.6%
      Collins & Aikman, Inc., Series B 9.750%,
        due 02/15/10..........................      500,000       442,500
      Levi Strauss & Co. 9.750%, due
        01/15/15..............................      825,000       862,125
      Quiksilver, Inc. 6.875%, due
        04/15/15..............................      275,000       266,063
      Simmons Co.
       7.875%, due 01/15/14...................      225,000       209,250
       0.000%/10.000%, due 12/15/14
         (144A)(a)(c).........................      175,000        95,375
                                                            -------------
                                                                1,875,313
                                                            -------------

                       See notes to financial statements

HIGH YIELD BOND TRUST PORTFOLIO

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       TRANSPORTATION - 0.2%
       CHC Helicopter Corp. 7.375%, due
         05/01/14............................ $    200,000 $     203,250
                                                           -------------
       Total Domestic Bonds & Debt Securities
         (Cost $103,954,962)                                 104,414,967
                                                           -------------
                                                 SHARES
       -----------------------------------------------------------------
       COMMON STOCKS - 0.7%
       ELECTRIC UTILITIES - 0.4%
       NorthWestern Corp.....................       17,382       540,059
                                                           -------------
       MEDIA - 0.0%
       Classic Holdco LLC*(e)(f).............        1,057        34,549
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
       MCI, Inc..............................        5,159       101,787
                                                           -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
       Dobson Communications Corp.
         Class A*............................       19,195       143,963
       iPCS, Inc.*...........................          957        46,175
                                                           -------------
                                                                 190,138
                                                           -------------
       Total Common Stocks
         (Cost $985,663)                                         866,533
                                                           -------------

       CONVERTIBLE PREFERRED STOCK - 0.3%
                                                  PAR
                                                 AMOUNT
       -----------------------------------------------------------------
       AUTO COMPONENTS - 0.0%
       HLI Operating Co., Inc., Series A*
         8.000%.............................. $         40         1,420
                                                           -------------
                                                 SHARES
       -----------------------------------------------------------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
       Alamosa Holdings, Inc., Series B
         7.500%..............................          284       389,470
                                                           -------------
       Total Convertible Preferred Stock
       (Cost $94,181)                                            390,890
                                                           -------------

       WARRANT - 0.0%
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
       Viasystems Group, Inc., Expires
       1/31/10*(e) (Cost $142,521)...........        9,411             0
                                                           -------------

      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 8.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $9,602,987 on
        01/03/06 collateralized by $9,930,000
        U.S Treasury Note 4.000% due 11/15/12
        with a value of $9,793,463
        (Cost - $9,600,000).................... $ 9,600,000 $   9,600,000
                                                            -------------

      TOTAL INVESTMENTS - 98.3%
      (Cost $114,777,327)                                     115,272,390

      Other Assets and Liabilities (net) - 1.7%                 1,944,284
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 117,216,674
                                                            =============

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 11.185% of net assets.

(b) Variable rate securities. Coupon rates disclosed are those which are in effect at December 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(c) Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Security is in default.

(e) Illiquid securities. Representing in the aggregate 0.000% of net assets.

(f) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(g) Zero Coupon Bond. Interest rate represents current yield to maturity.

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 17.9%
      AEROSPACE & DEFENSE - 0.4%
      Lockheed Martin Corp.
        8.500%, due 12/01/29.................. $    400,000 $     546,827
      Northrop Grumman Corp.
       4.079%, due 11/16/06...................      500,000       496,242
       7.125%, due 02/15/11...................      100,000       109,086
                                                            -------------
                                                                1,152,155
                                                            -------------
      ASSET-BACKED SECURITIES - 1.9%
      Chase Funding Mortgage Loan Asset-Backed
        Certificates, Series 2002-2, Class 1A5
        5.833%, due 04/25/32..................      500,000       504,023
      PP&L Transition Bond LLC, Series 1999-1,
        Class A7 7.050%, due 06/25/09.........    4,816,528     4,910,883
                                                            -------------
                                                                5,414,906
                                                            -------------
      AUTOMOBILES - 0.0%
      Ford Motor Co. 7.450%, due 07/16/31.....      200,000       137,000
                                                            -------------
      AUTO MANUFACTURERS - 0.2%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 01/15/12............      600,000       648,196
                                                            -------------
      BANKS - 1.5%
      ABN AMRO Bank NV
        4.390%, due 05/11/07(a)...............      700,000       700,706
      Bank of America Corp.
        5.375%, due 06/15/14..................      500,000       509,112
      HSBC Bank USA 5.875%, due 11/01/34......      300,000       303,737
      Huntington National Bank
        4.650%, due 06/30/09..................      300,000       298,235
      Rabobank Capital Funding Trust III
        5.254%, due 12/31/16 (144A)(b)........      200,000       196,504
      RBS Capital Trust I 4.709%, due
        12/29/49..............................      300,000       285,573
      Royal Bank of Scotland Group Plc
        5.050%, due 01/08/15..................      300,000       298,366
      U.S. Bank North America
        4.950%, due 10/30/14..................      200,000       198,248
      Wachovia Bank North America
       4.800%, due 11/01/14...................      200,000       194,451
       4.641%, due 11/03/14(a)................      700,000       707,433
      Washington Mutual Bank FA.
        5.125%, due 01/15/15..................      400,000       391,516
                                                            -------------
                                                                4,083,881
                                                            -------------
      BEVERAGES - 0.3%
      Bottling Group LLC 4.625%, due
        11/15/12..............................      300,000       296,212
      PepsiAmericas, Inc.
        4.875%, due 01/15/15..................      600,000       592,593
                                                            -------------
                                                                  888,805
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1%
     Banc of America Commercial Mortgage,
       Inc., Series 2004-6, Class AJ
       4.870%, due 12/10/42..................... $  1,150,000 $   1,116,539
     Commercial Mortgage Pass Through
       Certificates 5.167%, due 06/10/44........    1,400,000     1,397,020
     JP Morgan Chase Commercial Mortgage
       Securities Corp.                             2,000,000     1,947,137
      Series 2004-C3, Class AJ
        4.922%, due 01/15/42....................
      Series 2005-CB124.948%, due
        09/12/37................................      950,000       930,759
      Series 2005-LDP4, Class AM
        4.999%, due 10/15/42....................      430,000       422,009
                                                              -------------
                                                                  5,813,464
                                                              -------------
     ELECTRIC UTILITIES - 1.1%
     Dominion Resources, Inc., Series F
       5.250%, due 08/01/33.....................      300,000       294,659
     PSEG Energy Holdings LLC
       8.500%, due 06/15/11.....................    2,000,000     2,150,000
     SP PowerAssets, Ltd. 5.000%, due 10/22/13
       (144A)(b)................................      700,000       700,575
                                                              -------------
                                                                  3,145,234
                                                              -------------
     FINANCIAL - DIVERSIFIED - 3.6%
     AIG SunAmerica Global Financing VII
       5.850%, due 08/01/08 (144A)(b)...........      400,000       408,655
     American General Finance Corp.
       3.875%, due 10/01/09.....................      800,000       766,878
     Capital One Bank 5.000%, due
       06/15/09.................................      520,000       518,184
     Capital One Financial Corp.
       5.500%, due 06/01/15.....................      300,000       298,786
     Caterpillar Financial Services
       4.700%, due 03/15/12.....................      700,000       694,107
     Countrywide Financial Corp., Series A
       4.500%, due 06/15/10.....................      500,000       485,822
     Countrywide Home Loans, Inc., Series L
       4.000%, due 03/22/11.....................      580,000       546,374
     Credit Suisse First Boston USA, Inc.
      3.875%, due 01/15/09......................      500,000       485,717
      6.125%, due 11/15/11......................      300,000       315,310
     Ford Motor Credit Co.
      6.500%, due 01/25/07......................      400,000       387,084
      5.700%, due 01/15/10......................      100,000        85,080
     Glencore Funding LLC 6.000%, due
       04/15/14 (144A)(b).......................      300,000       282,612
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34.....................      400,000       421,623
     HSBC Finance Corp. 6.375%, due
       10/15/11.................................    1,100,000     1,164,189

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      JP Morgan Chase & Co.
        5.250%, due 05/01/15.................. $    400,000 $     398,561
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 03/13/14..................      500,000       489,012
      Merrill Lynch & Co., Inc., Series C
       4.125%, due 09/10/09...................      300,000       291,333
       4.250%, due 02/08/10...................      300,000       292,088
       5.000%, due 01/15/15...................      300,000       296,025
      Morgan Stanley 5.050%, due 01/21/11.....      600,000       600,840
      Principal Life Global Funding I
        6.125%, due 10/15/33 (144A)(b)........      600,000       648,962
                                                            -------------
                                                                9,877,242
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.1%
      WellPoint, Inc. 6.800%, due 08/01/12....      300,000       327,739
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Wyeth 6.500%, due 02/01/34..............      500,000       552,281
                                                            -------------
      INDUSTRIAL CONGLOMERATES - 0.4%
      General Electric Co. 5.000%, due
        02/01/13..............................    1,100,000     1,101,050
                                                            -------------
      INSURANCE - 0.3%
      Berkshire Hathaway Finance Corp.
       4.400%, due 05/16/08(a)................      200,000       200,152
       4.750%, due 05/15/12...................      400,000       395,953
      GE Global Insurance Holding Corp.
        7.000%, due 02/15/26..................      100,000       112,733
                                                            -------------
                                                                  708,838
                                                            -------------
      MEDIA - 2.1%
      Comcast Cable Communications, Inc.
        8.875%, due 05/01/17..................    2,000,000     2,465,270
      COX Communications, Inc.
        7.125%, due 10/01/12..................      700,000       751,040
      Liberty Media Corp.
        5.991%, due 09/17/06(a)...............      352,000       354,485
      Time Warner, Inc. 7.625%, due
        04/15/31..............................    2,000,000     2,233,900
                                                            -------------
                                                                5,804,695
                                                            -------------
      OIL & GAS - 0.8%
      Anadarko Finance Co., Series B
        6.750%, due 05/01/11..................      300,000       324,944
      Consolidated Natural Gas Co., Series A
        5.000%, due 12/01/14..................      200,000       194,379
      Cooper Cameron Corp.
        2.650%, due 04/15/07..................      200,000       193,432
      Devon Financing Corp. ULC
        7.875%, due 09/30/31..................      400,000       509,873
      Duke Capital LLC 4.331%, due 11/16/06...      300,000       297,974
      Kinder Morgan Energy Partners LP
        5.125%, due 11/15/14..................      200,000       195,947

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Phelps Dodge Corp. 8.750%, due
       06/01/11................................ $    300,000 $     345,324
     Southern California Gas Co., Series II
       4.375%, due 01/15/11....................      300,000       292,244
                                                             -------------
                                                                 2,354,117
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.1%
     International Paper Co.
       5.300%, due 04/01/15....................      200,000       192,975
                                                             -------------
     REAL ESTATE - 1.4%
     AvalonBay Communities, Inc., (REIT)
       4.950%, due 03/15/13....................      100,000        98,028
     Colonial Realty LP 4.750%, due
       02/01/10................................      200,000       194,989
     HRPT Properties Trust, (REIT)
       6.250%, due 08/15/16....................      200,000       204,201
     iStar Financial, Inc., (REIT)
       6.000%, due 12/15/10....................      300,000       304,952
     Kimco Realty Corp., (REIT)
       4.450%, due 08/01/06(a).................      100,000       100,106
     Nationwide Health Properties, Inc., (REIT)
       6.900%, due 10/01/37....................    2,400,000     2,569,699
     Simon Property Group LP, (REIT)
      4.600%, due 06/15/10.....................      200,000       195,164
      5.100%, due 06/15/15.....................      200,000       193,788
                                                             -------------
                                                                 3,860,927
                                                             -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
     Deutsche Telekom International Finance BV
       8.250%, due 06/15/30....................      400,000       510,267
     France Telecom S.A. 8.500%, due
       03/01/31................................    1,000,000     1,338,318
     SBC Communications, Inc.
       6.450%, due 06/15/34....................      300,000       313,208
     Sprint Capital Corp. 8.375%, due
       03/15/12................................      500,000       580,197
     Telecom Italia Capital S.A.
       4.000%, due 01/15/10....................      300,000       285,995
                                                             -------------
                                                                 3,027,985
                                                             -------------
     TOBACCO - 0.3%
     Altria Group, Inc. 5.625%, due
       11/04/08................................      700,000       710,050
                                                             -------------
     Total Domestic Bonds & Debt Securities
     (Cost $47,414,700)                                         49,801,540
                                                             -------------

     CONVERTIBLE BONDS - 5.2%
     AEROSPACE & DEFENSE - 0.3%
     Armor Holdings, Inc.,
       2.000%/0.000%, due 11/01/24(c)..........      200,000       198,750
     L-3 Communications Corp.
      3.000%, due 08/01/35 (144A)(b)...........      300,000       298,125
      3.000%, due 08/01/35.....................       50,000        49,688
     Lockheed Martin Corp.
       4.090%, due 08/15/33(a).................      275,000       294,629
                                                             -------------
                                                                   841,192
                                                             -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        AIRLINES - 0.2%
        Continental Airlines, Inc.
          4.500%, due 02/01/07............... $    125,000 $     117,188
        Frontier Airlines, Inc.
          5.000%, due 12/15/25...............      200,000       217,000
                                                           -------------
                                                                 334,188
                                                           -------------
        BIOTECHNOLOGY - 0.3%
        Amgen, Inc. 0.778%, due 03/01/32(d)..      625,000       490,625
        InterMune, Inc. 0.250%, due 03/01/11.      225,000       199,125
        Invitrogen Corp.
         3.250%, due 06/15/25................      200,000       192,500
         3.250%, due 06/15/25 (144A)(b)......       50,000        48,125
                                                           -------------
                                                                 930,375
                                                           -------------
        BUILDING MATERIALS - 0.2%
        Masco Corp., Series B
          2.017%, due 07/20/31(d)............      425,000       195,500
        NCI Building Systems, Inc.
          2.750%, due 11/15/24...............      225,000       266,625
                                                           -------------
                                                                 462,125
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.1%
        Euronet Worldwide, Inc.
          1.625%, due 12/15/24...............      300,000       307,875
                                                           -------------
        COMPUTERS & PERIPHERALS - 0.1%
        Electronics For Imaging, Inc.
          1.500%, due 06/01/23...............      175,000       194,469
        Silicon Graphics, Inc. 6.500%, due
          06/01/09...........................      125,000        85,937
                                                           -------------
                                                                 280,406
                                                           -------------
        ENVIRONMENTAL SERVICES - 0.2%
        Waste Connections, Inc.
          4.750%, due 05/01/22(a)............      375,000       416,738
                                                           -------------
        FINANCIAL - DIVERSIFIED - 0.0%
        Merrill Lynch & Co., Inc.
          0.000%, due 03/13/32(d)............      100,000       106,500
                                                           -------------
        FINANCIAL SERVICES - 0.1%
        Sealed Air Corp. 3.000%, due 06/30/33
          (144A)(b)..........................      350,000       350,875
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.4%
        LifePoint Hospitals, Inc.
         3.250%, due 08/15/25 (144A)(b)......      275,000       251,969
         3.250%, due 08/15/25................      225,000       206,156
        Omnicare, Inc. 3.250%, due 12/15/35..      200,000       199,500
        Pacificare Health Systems, Inc.
          3.000%, due 10/15/32...............      125,000       541,094
                                                           -------------
                                                               1,198,719
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 0.5%
        Actuant Corp. 2.000%, due 11/15/23...      275,000       401,500
        Danaher Corp. 1.407%, due
          01/22/21(d)........................      350,000       289,188

        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                             AMOUNT      (NOTE 2)
        ---------------------------------------------------------------

        INDUSTRIAL - DIVERSIFIED - CONTINUED
        Roper Industries, Inc. 1.481%, due
          01/15/34.......................... $    525,000 $     290,062
        United Rentals Trust I 6.500%, due
          08/01/28..........................        8,100       346,275
                                                          -------------
                                                              1,327,025
                                                          -------------
        MEDIA - 0.3%
        Charter Communications, Inc.
          5.875%, due 11/16/09..............      275,000       205,907
        Liberty Media Corp.
         0.750%, due 03/30/23...............      250,000       268,750
         4.000%, due 11/15/29...............      325,000       192,156
                                                          -------------
                                                                666,813
                                                          -------------

        OIL & GAS - 0.4%
        Grey Wolf, Inc. 4.004%, due
          04/01/24(a).......................      125,000       172,437
        Halliburton Co. 3.125%, due 07/15/23      150,000       257,250
        Nabors Industries, Inc., Series B
          0.000%, due 06/15/23(d)...........      300,000       355,125
        Pride International, Inc.
          3.250%, due 05/01/33..............      250,000       330,625
                                                          -------------
                                                              1,115,437
                                                          -------------
        PHARMACEUTICALS - 0.6%
        BioMarin Pharmaceutical, Inc.
          3.500%, due 06/15/08..............      300,000       283,500
        CV Therapeutics, Inc. 2.750%, due
          05/16/12..........................      100,000       150,000
        Enzon Pharmaceuticals, Inc.
          4.500%, due 07/01/08..............      150,000       135,375
        Nektar Therapeutics, 3.250%, due
          09/28/12 (144A)(b)................      175,000       176,969
        NPS Pharmaceuticals, Inc.
          3.000%, due 06/15/08..............      325,000       281,937
        Oscient Pharmaceutical Corp.
          3.500%, due 04/15/11..............      250,000       193,750
        Sepracor, Inc. 0.156%, due
          10/15/24(d).......................      225,000       214,313
        Teva Pharmaceutical Industries, Ltd.
          0.250%, due 02/01/24..............      250,000       312,500
                                                          -------------
                                                              1,748,344
                                                          -------------
        RETAIL - MULTILINE - 0.5%
        Best Buy Co., Inc.
         2.250%, due 01/15/22 (144A)(b).....      175,000       186,812
         2.250%, due 01/15/22...............      125,000       133,437
        CBRL Group, Inc. 1.995%, due
          04/03/32(d).......................      950,000       441,750
        CKE Restaurants, Inc.
          4.000%, due 10/01/23..............       50,000        80,188
        Men's Wearhouse, Inc.
          3.125%, due 10/15/23..............      375,000       436,875
                                                          -------------
                                                              1,279,062
                                                          -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Amkor Technology, Inc.
         5.000%, due 03/15/07................ $    200,000 $     189,750
       Intel Corp.
         2.950%, due 12/15/35 (144A)(b)......      200,000       196,250
                                                           -------------
                                                                 386,000
                                                           -------------
       SOFTWARE - 0.3%
       Mentor Graphics Corp.
         5.941%, due 08/06/23(a).............      275,000       251,157
       Open Solutions, Inc.
         1.467%, due 02/02/35................      520,000       274,950
       SafeNet, Inc. (144A)
         2.500%, due 12/15/10(b).............      200,000       199,250
                                                           -------------
                                                                 725,357
                                                           -------------
       SOFTWARE - 0.1%
       RealNetworks, Inc.
         0.815%, due 07/01/10(d).............      175,000       171,937
       SINA Corp.
         0.000%, due 07/15/23(d).............      150,000       164,063
                                                           -------------
                                                                 336,000
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
       ADC Telecommunications, Inc.
         5.045%, due 06/15/13(a).............      450,000       455,062
       Amdocs, Ltd.
         0.500%, due 03/15/24................      150,000       135,188
       Ciena Corp.
         3.750%, due 02/01/08................      300,000       276,750
       Dobson Communications Corp.
         1.500%, due 10/01/25 (144A)(b)......      200,000       186,250
       NII Holdings, Inc.,
         2.750%, due 08/15/25 (144A)(b)......      350,000       381,937
       RF Micro Devices, Inc.
         1.500%, due 07/01/10................       50,000        46,188
                                                           -------------
                                                               1,481,375
                                                           -------------
       Total Convertible Bonds
       (Cost $14,021,420)                                     14,294,406
                                                           -------------

       U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.8%
       Federal National Mortgage Assoc.
        1.750%, due 06/16/06.................    1,000,000       987,429
        6.000%, due 01/01/13 - 08/01/28......      783,876       797,535
        6.500%, due 12/01/27.................       24,092        24,833
        5.500%, due 08/01/28.................      262,524       260,838
       Government National Mortgage Assoc.
        9.000%, due 11/15/19.................       12,245        13,348
        9.500%, due 01/15/20.................        7,014         7,771
                                                           -------------
       Total U. S. Government Agency Mortgage
       Backed Securities
       (Cost $2,069,688)                                       2,091,754
                                                           -------------

       ---------------------------------------------------------------------
       SECURITY                                 SHARES/PAR        VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       ---------------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 10.8%
       Federal Home Loan Mortgage Corp.
        4.875%, due 11/15/13.................. $    500,000    $     503,179
        2.900%/7.000%, due 02/27/19(e)........      500,000          498,507
       U.S. Treasury Bond
        4.500%, due 11/15/15..................      200,000          201,703
        5.250%, due 11/15/28..................    2,100,000        2,291,134
       U.S. Treasury Bonds
         5.250%, due 02/15/29.................      100,000          109,152
       U.S. Treasury Note
         4.125%, due 05/15/15.................    3,200,000        3,130,877
       U.S. Treasury Notes
        4.000%, due 08/31/07..................    1,500,000        1,490,508
        5.625%, due 05/15/08..................    2,068,000        2,125,033
        3.250%, due 08/15/08..................    3,300,000        3,209,640
        4.125%, due 08/15/08 - 08/15/10.......   11,900,000       11,812,597
        3.625%, due 07/15/09..................    3,200,000        3,122,752
        4.250%, due 10/15/10 - 08/15/15.......    1,500,000        1,481,844
                                                               -------------
       Total U. S. Government & Agency
       Obligations
       (Cost $30,464,700)                                         29,976,926
                                                               -------------

       FOREIGN BONDS & DEBT SECURITIES - 0.2%
       CANADA - 0.2%
       Canada Mortgage & Housing Corp. 3.375%,
         due 12/01/08
         (Cost $499,200)...................... $    500,000          484,097
                                                               -------------
       COMMON STOCKS - 62.0%
       AEROSPACE & DEFENSE - 1.4%
       Boeing Co. (The).......................        9,566          671,916
       General Dynamics Corp..................        8,588          979,461
       Lockheed Martin Corp...................        9,950          633,118
       Northrop Grumman Corp..................       13,073          785,818
       United Technologies Corp...............       16,136          902,164
                                                               -------------
                                                                   3,972,477
                                                               -------------
       AIR FREIGHT & LOGISTICS - 0.5%
       United Parcel Service, Inc. - Class B..       18,020        1,354,203
                                                               -------------
       AUTOMOBILES - 0.1%
       Ford Motor Co..........................       16,282          125,697
       Harley-Davidson, Inc...................        4,682          241,076
                                                               -------------
                                                                     366,773
                                                               -------------
       BANKS - 4.2%
       Bank of America Corp...................       76,490        3,530,014
       Comerica, Inc..........................       10,732          609,148
       Commerce Bancorp, Inc..................       11,300          388,833
       First Horizon National Corp............           64            2,460
       KeyCorp................................        7,034          231,630
       Marshall & Ilsley Corp.................        6,017          258,972
       National City Corp.....................       21,813          732,263
       PNC Financial Services Group, Inc......        6,728          415,992
       SunTrust Banks, Inc....................       15,678        1,140,731

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        BANKS - CONTINUED
        U.S. Bancorp.........................      22,726 $     679,280
        Wachovia Corp........................      35,543     1,878,803
        Wells Fargo & Co.....................      27,175     1,707,405
                                                          -------------
                                                             11,575,531
                                                          -------------
        BEVERAGES - 1.4%
        Brown-Forman Corp. - Class B.........       4,150       287,678
        Coca-Cola Co.........................      26,965     1,086,959
        Coca-Cola Enterprises, Inc...........      24,287       465,582
        Molson Coors Brewing Co. - Class B...       5,665       379,498
        PepsiCo, Inc.........................      26,082     1,540,925
                                                          -------------
                                                              3,760,642
                                                          -------------
        BIOTECHNOLOGY - 1.3%
        Amgen, Inc.*.........................      20,822     1,642,023
        Biogen Idec, Inc.*...................      10,512       476,509
        Enzon Pharmaceuticals, Inc.*.........       8,100        59,940
        Genentech, Inc.*.....................       6,606       611,055
        Gilead Sciences, Inc.*...............      16,677       877,710
                                                          -------------
                                                              3,667,237
                                                          -------------
        BUILDING PRODUCTS - 0.2%
        Masco Corp...........................       6,494       196,054
        Pulte Homes, Inc.....................      11,472       451,538
                                                          -------------
                                                                647,592
                                                          -------------
        CHEMICALS - 0.5%
        Dow Chemical Co......................      18,551       812,905
        E.I. du Pont de Nemours & Co.........       6,923       294,227
        Monsanto Co..........................       4,104       318,183
                                                          -------------
                                                              1,425,315
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.3%
        Acco Brands Corp.*...................       2,119        51,916
        Cendant Corp.........................      17,480       301,530
        Fiserv, Inc.*........................       4,135       178,921
        Herman Miller, Inc...................      11,174       314,995
                                                          -------------
                                                                847,362
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 2.1%
        Cisco Systems, Inc.*.................     106,792     1,828,279
        Comverse Technology, Inc.*...........      27,725       737,208
        Corning, Inc.*.......................      31,037       610,188
        Motorola, Inc........................      37,175       839,783
        QUALCOMM, Inc........................      23,475     1,011,303
        Scientific-Atlanta, Inc..............      16,788       723,059
                                                          -------------
                                                              5,749,820
                                                          -------------
        COMPUTERS & PERIPHERALS - 2.5%
        Apple Computer, Inc.*................      17,297     1,243,481
        Dell, Inc.*..........................      39,528     1,185,445
        EMC Corp.*...........................      39,137       533,046
        Hewlett-Packard Co...................      48,109     1,377,361
        International Business Machines Corp.      28,323     2,328,150

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMPUTERS & PERIPHERALS - CONTINUED
        Lexmark International, Inc. - Class A*       2,045 $      91,677
        Sun Microsystems, Inc.*...............      55,652       233,182
                                                           -------------
                                                               6,992,342
                                                           -------------
        CONTAINERS & PACKAGING - 0.3%
        Ball Corp.............................       7,225       286,977
        Sealed Air Corp.*.....................       8,955       503,002
                                                           -------------
                                                                 789,979
                                                           -------------
        ELECTRIC UTILITIES - 1.6%
        AES Corp.*............................      42,990       680,532
        American Electric Power Co., Inc......      21,191       785,974
        Edison International..................      15,790       688,602
        Exelon Corp...........................       6,488       344,772
        FirstEnergy Corp......................      16,501       808,384
        Public Service Enterprise Group, Inc..       4,503       292,560
        Southern Co...........................       9,265       319,921
        TXU Corp..............................      12,202       612,418
                                                           -------------
                                                               4,533,163
                                                           -------------
        ELECTRICAL EQUIPMENT - 0.3%
        Energizer Holdings, Inc.*.............       4,270       212,603
        Thomas & Betts Corp.*.................      14,626       613,707
                                                           -------------
                                                                 826,310
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
        Jabil Circuit, Inc.*..................      15,466       573,634
        Waters Corp.*.........................       9,536       360,461
        Xerox Corp.*..........................      52,061       762,693
                                                           -------------
                                                               1,696,788
                                                           -------------
        ENERGY - 0.3%
        Constellation Energy Group, Inc.......      12,820       738,432
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 0.9%
        Baker Hughes, Inc.....................       7,851       477,184
        Halliburton Co........................       6,627       410,609
        Rowan Companies, Inc..................       2,700        96,228
        Schlumberger Ltd......................      10,905     1,059,420
        Transocean, Inc.*.....................       7,171       499,747
                                                           -------------
                                                               2,543,188
                                                           -------------
        FINANCIAL - DIVERSIFIED - 5.9%
        American Express Co...................      23,907     1,230,254
        Ameriprise Financial, Inc.............       4,781       196,021
        Bank of New York Co., Inc. (The)......      11,670       371,690
        Bear Stearns Cos., Inc................       8,690     1,003,956
        Capital One Financial Corp............      11,982     1,035,245
        CIT Group, Inc........................      13,921       720,829
        Countrywide Financial Corp............      24,726       845,382
        E*TRADE Financial Corp.*..............      30,762       641,695
        Fannie Mae............................      17,834       870,478
        Franklin Resources, Inc...............       4,692       441,095
        Freddie Mac...........................       3,364       219,837

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        -------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        -------------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - CONTINUED
        Goldman Sachs Group, Inc. (The).......      11,198 $   1,430,097
        JP Morgan Chase & Co..................      65,916     2,616,206
        Lehman Brothers Holdings, Inc.........       9,878     1,266,063
        Marsh & McLennan Cos., Inc............       8,352       265,260
        MBNA Corp.............................       6,661       180,846
        Merrill Lynch & Co., Inc..............      17,137     1,160,689
        Morgan Stanley........................      19,664     1,115,735
        Principal Financial Group, Inc........       9,910       470,031
        State Street Corp.....................       7,466       413,915
                                                           -------------
                                                              16,495,324
                                                           -------------
        FOOD & DRUG RETAILING - 0.6%
        Albertson's, Inc......................      16,421       350,589
        CVS Corp..............................      21,786       575,586
        SUPERVALU, Inc........................      12,819       416,361
        Walgreen Co...........................       8,096       358,329
                                                           -------------
                                                               1,700,865
                                                           -------------
        FOOD PRODUCTS - 0.8%
        Archer-Daniels-Midland Co.............      25,467       628,016
        General Mills, Inc....................      10,770       531,177
        Hormel Foods Corp.....................       5,643       184,413
        Kellogg Co............................       3,323       143,620
        Sara Lee Corp.........................      12,413       234,606
        Smithfield Foods, Inc.*...............      18,655       570,843
                                                           -------------
                                                               2,292,675
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
        Becton, Dickinson & Co................       3,936       236,475
        Boston Scientific Corp.*..............      13,330       326,452
        Johnson & Johnson.....................      46,625     2,802,162
        Medtronic, Inc........................      19,145     1,102,178
        Zimmer Holdings, Inc.*................       8,265       557,391
                                                           -------------
                                                               5,024,658
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 2.1%
        Aetna, Inc............................       8,352       787,677
        AmerisourceBergen Corp................      11,242       465,419
        Cardinal Health, Inc..................       2,714       186,587
        Caremark Rx, Inc.*....................      10,134       524,840
        Humana, Inc.*.........................      16,326       886,992
        UnitedHealth Group, Inc...............      34,908     2,169,183
        WellPoint, Inc.*......................       8,918       711,567
                                                           -------------
                                                               5,732,265
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.0%
        Darden Restaurants, Inc...............      12,657       492,104
        Marriott International, Inc. - Class A      12,025       805,314
        McDonald's Corp.......................      31,752     1,070,677
        Starwood Hotels & Resorts Worldwide,
          Inc.................................       2,832       180,852
        Yum! Brands, Inc......................       4,404       206,460
                                                           -------------
                                                               2,755,407
                                                           -------------

       --------------------------------------------------------------------
       SECURITY                                                  VALUE
       DESCRIPTION                               SHARES         (NOTE 2)
       --------------------------------------------------------------------

       HOUSEHOLD DURABLES - 1.5%
       Black & Decker Corp....................       4,277    $     371,928
       Fortune Brands, Inc....................       9,018          703,584
       KB HOME................................       4,792          348,187
       Procter & Gamble Co....................      47,369        2,741,718
                                                              -------------
                                                                  4,165,417
                                                              -------------
       HOUSEHOLD PRODUCTS - 0.3%
       Colgate-Palmolive Co...................       5,385          295,367
       Kimberly-Clark Corp....................       8,064          481,018
                                                              -------------
                                                                    776,385
                                                              -------------
       INDUSTRIAL - DIVERSIFIED - 2.8%
       3M Co..................................       8,500          658,750
       General Electric Co....................     163,980        5,747,499
       Honeywell International, Inc...........      13,410          499,523
       Tyco International, Ltd................      33,463          965,742
                                                              -------------
                                                                  7,871,514
                                                              -------------
       INSURANCE - 3.5%
       ACE, Ltd...............................       4,729          252,718
       AFLAC, Inc.............................       8,569          397,773
       Allstate Corp. (The)...................      10,859          587,146
       Ambac Financial Group, Inc.............       9,237          711,803
       American International Group, Inc......      43,485        2,966,982
       Aon Corp...............................       4,883          175,544
       Chubb Corp. (The)......................      10,315        1,007,260
       CIGNA Corp.............................       6,162          688,295
       Hartford Financial Services Group, Inc.       3,415          293,314
       Jefferson-Pilot Corp...................       2,333          132,818
       Lincoln National Corp..................       3,117          165,295
       MGIC Investment Corp...................       5,934          390,576
       Progressive Corp. (The)................       7,216          842,684
       Prudential Financial, Inc..............      15,737        1,151,791
                                                              -------------
                                                                  9,763,999
                                                              -------------
       INTERNET & CATALOG RETAIL - 0.3%
       eBay, Inc.*............................      18,072          781,614
                                                              -------------
       INTERNET SOFTWARE & SERVICES - 0.3%
       Sohu.com, Inc.*........................       5,100           93,534
       Yahoo!, Inc.*..........................      20,955          821,017
                                                              -------------
                                                                    914,551
                                                              -------------
       IT CONSULTING & SERVICES - 0.1%
       Affiliated Computer Services, Inc. -
         Class A*.............................       6,700          396,506
                                                              -------------
       MACHINERY - 1.1%
       Danaher Corp...........................       3,559          198,521
       Deere & Co.............................       8,886          605,226
       Eaton Corp.............................       3,249          217,975
       Ingersoll-Rand Co., Ltd. - Class A.....      19,516          787,861
       Oshkosh Truck Corp.....................       8,760          390,608
       PACCAR, Inc............................      11,531          798,291
       Parker Hannifin Corp...................       1,906          125,720
                                                              -------------
                                                                  3,124,202
                                                              -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          -----------------------------------------------------------

          MEDIA - 2.0%
          Comcast Corp. - Class A*.........      33,766 $     876,566
          Gannett Co., Inc.................       7,544       456,940
          McGraw-Hill Cos., Inc............       5,711       294,859
          News Corp. - Class A.............      39,975       621,611
          Time Warner, Inc.................      97,173     1,694,697
          Viacom, Inc. - Class B...........      20,328       662,693
          Walt Disney Co. (The)............      37,356       895,423
                                                        -------------
                                                            5,502,789
                                                        -------------
          METALS & MINING - 0.9%
          Allegheny Technologies, Inc......      16,838       607,515
          Newmont Mining Corp..............       6,565       350,571
          Nucor Corp.......................      10,583       706,098
          Phelps Dodge Corp................       5,563       800,349
                                                        -------------
                                                            2,464,533
                                                        -------------
          OIL & GAS - 4.9%
          Anadarko Petroleum Corp..........       4,869       461,338
          Burlington Resources, Inc........      14,047     1,210,851
          Chevron Corp.....................      34,664     1,967,875
          ConocoPhillips...................      22,396     1,302,999
          Devon Energy Corp................       7,103       444,222
          Exxon Mobil Corp.................      98,265     5,519,545
          Marathon Oil Corp................      10,410       634,698
          National Fuel Gas Co.............       4,151       129,470
          Occidental Petroleum Corp........      12,047       962,314
          Sunoco, Inc......................       5,202       407,733
          Valero Energy Corp...............      12,320       635,712
                                                        -------------
                                                           13,676,757
                                                        -------------
          PAPER & FOREST PRODUCTS - 0.2%
          International Paper Co...........       7,990       268,544
          Weyerhaeuser Co..................       3,404       225,821
                                                        -------------
                                                              494,365
                                                        -------------
          PHARMACEUTICALS - 2.7%
          Abbott Laboratories..............      17,582       693,258
          Bristol-Myers Squibb Co..........      30,191       693,789
          Eli Lilly & Co...................      14,279       808,049
          Hospira, Inc.*...................       1,408        60,234
          Medco Health Solutions, Inc.*....       4,519       252,160
          Merck & Co., Inc.................      34,546     1,098,908
          Oscient Pharmaceuticals Corp.*...      20,000        45,400
          Pfizer, Inc......................     116,843     2,724,779
          Schering-Plough Corp.............      22,947       478,445
          Wyeth............................      14,856       684,416
                                                        -------------
                                                            7,539,438
                                                        -------------
          RETAIL - MULTILINE - 1.1%
          Costco Wholesale Corp............       7,322       362,219
          Federated Department Stores, Inc.       4,198       278,453
          Kohl's Corp.*....................      11,226       545,584
          Wal-Mart Stores, Inc.............      38,095     1,782,846
                                                        -------------
                                                            2,969,102
                                                        -------------

          -------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                           SHARES      (NOTE 2)
          -------------------------------------------------------------

          RETAIL - SPECIALTY - 2.3%
          Abercrombie & Fitch Co. - Class A..       5,822 $     379,478
          American Eagle Outfitters, Inc.....       9,019       207,257
          AutoZone, Inc.*....................       4,384       402,232
          Best Buy Co., Inc..................       8,772       381,407
          GameStop Corp. - Class B*..........       5,167       149,326
          Gap, Inc. (The)....................       8,758       154,491
          Home Depot, Inc. (The).............      30,256     1,224,763
          Lowe's Cos., Inc...................      15,525     1,034,897
          NIKE, Inc. - Class B...............       2,014       174,795
          Nordstrom, Inc.....................      15,546       581,420
          Office Depot, Inc.*................       4,801       150,751
          Staples, Inc.......................      18,049       409,893
          Target Corp........................      19,464     1,069,936
                                                          -------------
                                                              6,320,646
                                                          -------------
          ROAD & RAIL - 0.6%
          Burlington Northern Santa Fe Corp..      13,113       928,663
          CSX Corp...........................      12,041       611,321
                                                          -------------
                                                              1,539,984
                                                          -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.8%
          Advanced Micro Devices, Inc.*......      13,871       424,453
          Analog Devices, Inc................       6,075       217,910
          Intel Corp.........................     102,117     2,548,840
          KLA-Tencor Corp....................       3,210       158,349
          Maxim Integrated Products, Inc.....       5,030       182,287
          Micron Technology, Inc.*...........      33,834       450,331
          Texas Instruments, Inc.............      31,784     1,019,313
                                                          -------------
                                                              5,001,483
                                                          -------------
          SOFTWARE - 2.1%
          Autodesk, Inc......................       3,518       151,098
          Microsoft Corp.....................     149,807     3,917,453
          Oracle Corp.*......................      79,366       969,059
          Sybase, Inc.*......................      17,521       383,009
          Symantec Corp.*....................      20,539       359,433
                                                          -------------
                                                              5,780,052
                                                          -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
          AT&T, Inc.*........................      59,905     1,467,074
          BellSouth Corp.....................      25,199       682,893
          CenturyTel, Inc....................      18,365       608,983
          Sprint Nextel Corp.................      46,258     1,080,587
          Verizon Communications, Inc........      42,976     1,294,437
                                                          -------------
                                                              5,133,974
                                                          -------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.0%
          Jones Apparel Group, Inc...........       1,775        54,528
                                                          -------------
          TOBACCO - 0.9%
          Altria Group, Inc..................      32,372     2,418,836
                                                          -------------
          Total Common Stocks
          (Cost $147,249,923)                               172,179,023
                                                          -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      CONVERTIBLE PREFERRED STOCK - 0.8%
      BANKS - 0.2%
      Sovereign Capital Trust IV
        4.375%, due 03/07/34...................        6,500 $     286,000
      Washington Mutual Capital Trust I
        5.375%, due 05/03/41...................        3,000       162,750
      Washington Mutual Capital Trust I
        (144A)(b) 5.375%, due 05/03/41.........        2,300       125,538
                                                             -------------
                                                                   574,288
                                                             -------------

      ELECTRIC UTILITIES - 0.0%
      NRG Energy, Inc..........................          175       227,916
                                                             -------------
      FINANCIAL - DIVERSIFIED - 0.1%
      Doral Financial Corp. 4.750%.............        1,200       188,550
                                                             -------------
      MEDIA - 0.1%
      Interpublic Group of Cos, Inc., Series B
        (144A)(b) 5.250%.......................          280       258,370
                                                             -------------
      OIL & GAS - 0.1%
      Chesapeake Energy Corp. 5.000%...........        1,300       178,588
                                                             -------------
      PHARMACEUTICALS - 0.1%
      Omnicare, Inc., Series B
        4.000%, due 06/15/33...................        3,200       237,664
                                                             -------------
      REAL ESTATE - 0.2%
      Host Marriott 6.750%, due 12/02/26.......        5,600       349,356
      Simon Property Group, Inc. 6.000%........        3,100       199,330
                                                             -------------
                                                                   548,686
                                                             -------------
      Total Convertible Preferred Stock
      (Cost $2,236,727)                                          2,214,062
                                                             -------------

      SHORT-TERM INVESTMENT - 2.0%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $5,519,717 on
        01/03/06 collateralized by 4,050,000
        U.S. Treasury Bond 8.125% due
        08/15/19 with a value of $5,634,563.
        (Cost $5,518,000)...................... $  5,518,000     5,518,000
                                                             -------------

      TOTAL INVESTMENTS - 99.7%
      (Cost $249,474,358)                                      276,559,808

      Other Assets and Liabilities (net) - 0.3%                    927,277
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 277,487,085
                                                             =============

* Non-income producing security.

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 1.77% of net assets.

(c) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(d) Zero coupon bond - Interest rate represents current yield to maturity,

(e) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

The following table summarizes the credit composition of the portfolio holdings of the Managed Assets Trust at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        16.78%
                  AA                                       1.17
                  A                                        5.88
                  BBB                                      6.86
                  BB                                       1.95
                  B                                        0.64
                  Below B                                  2.25
                  Equities/Other                          64.47
                                                         ------
                  Total:                                 100.00%
                                                         ======

MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



           ---------------------------------------------------------
           SECURITY                            PAR         VALUE
           DESCRIPTION                        AMOUNT      (NOTE 2)
           ---------------------------------------------------------

           SHORT-TERM INVESTMENTS - 100.2%

           COMMERCIAL PAPER - 89.7%

           BANKS - 23.6%
           Abbey National North America LLC
             4.260%, due 01/04/06.......... $ 2,000,000 $  1,999,290
           Fortis Funding LLC
             4.260%, due 01/30/06..........   4,426,000    4,410,811
           KFW International Finance, Inc.
             4.250%, due 01/26/06..........  16,000,000   15,952,778
           Rabobank USA Financial Corp.
             4.270%, due 01/04/06..........  16,000,000   15,994,307
           Societe Generale N.A.
             4.270%, due 01/10/06..........  16,000,000   15,982,920
           Toronto Dominion Holdings USA
             4.275%, due 01/23/06..........  16,000,000   15,958,200
           UBS Financial LLC
             4.190%, due 01/03/06..........   9,000,000    8,997,905
                                                        ------------
                                                          79,296,211
                                                        ------------

           FINANCIAL - DIVERSIFIED - 56.9%
           American Express Credit Corp.
             4.260%, due 01/25/06..........  16,000,000   15,954,560
           American General Finance Corp.
             4.280%, due 01/23/06..........  16,000,000   15,958,151
           Atlantic Asset Security Corp.
             4.320%, due 01/19/06..........  16,000,000   15,965,440
           Dresdner U S Finance, Inc.
             4.300%, due 01/09/06..........  16,000,000   15,984,711
           Ebury Finance Ltd.
             4.370%, due 01/19/06..........  16,000,000   15,965,040
           General Electric Capital Corp.
             4.250%, due 01/13/06..........  16,000,000   15,977,333
           Goldman Sachs Group, Inc.
             4.260%, due 01/09/06..........  16,000,000   15,984,853
           Hanover Funding Co. LLC
             4.330%, due 01/30/06..........  16,000,000   15,944,191
           HSBC Finance Corp.
             4.260%, due 02/02/06..........  16,000,000   15,939,413
           Koch Industries LLC
             4.260%, due 01/27/06..........  16,000,000   15,950,774
           Ormond Quay Funding LLC
             4.320%, due 01/19/06..........  16,000,000   15,965,440
           Toyota Motor Credit Corp.
             4.280%, due 02/01/06..........  16,000,000   15,941,031
                                                        ------------
                                                         191,530,937
                                                        ------------

           HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
           Becton Dickinson & Co.
             4.250%, due 01/24/06..........  15,000,000   14,959,271
                                                        ------------
                                                          14,959,271
                                                        ------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 4.7%
     Gannett Co., Inc.
       4.250%, due 01/18/06..................... $16,000,000 $ 15,967,889
                                                             ------------
                                                               15,967,889
                                                             ------------
                                                              301,754,308
                                                             ------------

     FOREIGN CERTIFICATE OF DEPOSIT - 1.5%
     Depfa Bank Plc
       4.250%, due 01/06/06.....................   5,000,000    4,997,049
                                                             ------------

     FOREIGN GOVERNMENT & AGENCY - 4.7%
     Bank Ireland Governor & Co.
       4.275%, due 01/18/06.....................  16,000,000   15,967,700
                                                             ------------

     MEDIUM-TERM NOTE - 4.3%
     Stanfield Victoria Finance Ltd.
       4.330%, due 01/17/06.....................  14,423,000   14,395,244
                                                             ------------
     Total Short-Term Investments
     (Cost $337,114,301)                                      337,114,301
                                                             ------------

     TOTAL INVESTMENTS - 100.2%
     (Cost $337,114,301)                                      337,114,301

     Other Assets and Liabilities (net) - (0.2)%                 (711,622)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $336,402,679
                                                             ============

                       See notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                Capital Appreciation  High Yield Bond Managed Assets
                                                                        Fund               Trust          Trust
                                                                --------------------  --------------- --------------
ASSETS
   Investments, at value (Note 2)*                                    $1,140,672,837     $115,272,390   $276,559,808
   Cash                                                                          216              230         76,100
   Cash denominated in foreign currencies**                                       --              123             10
   Receivable for investments sold                                                --               --        501,735
   Receivable for Trust shares sold                                           15,753           23,391         16,121
   Dividends receivable                                                      252,577            5,388        235,498
   Interest receivable                                                        13,438        2,225,070      1,006,229
   Receivable from investment adviser (Note 4)                                    --               --             --
   Other assets                                                               51,838            5,747         13,680
                                                                --------------------  --------------- --------------
       Total assets                                                    1,141,006,659      117,532,339    278,409,181
                                                                --------------------  --------------- --------------
LIABILITIES
   Payables for:
       Investments purchased                                                      --          159,830        476,457
       Trust shares redeemed                                               2,916,288           50,224        246,126
       Income distribution payable                                                --               --             --
       Investment advisory fee payable (Note 4)                              631,929           43,526        118,843
       Administration fee payable (Note 4)                                    60,814            5,892         14,261
       Custodian fees payable                                                     --           16,457          6,878
   Accrued expenses                                                          130,567           39,736         59,531
                                                                --------------------  --------------- --------------
       Total liabilities                                                   3,739,598          315,665        922,096
                                                                --------------------  --------------- --------------
NET ASSETS                                                            $1,137,267,061     $117,216,674   $277,487,085
                                                                ====================  =============== ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                    $1,000,454,001     $108,389,668   $236,679,484
   Accumulated net realized gain (loss)                                 (299,657,453)         584,692      7,638,125
   Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency                            436,470,658          495,049     27,085,452
   Accumulated undistributed (distributions in excess of)
       net investment income                                                    (145)       7,747,265      6,084,024
                                                                --------------------  --------------- --------------
NET ASSETS                                                            $1,137,267,061     $117,216,674   $277,487,085
                                                                ====================  =============== ==============
CAPITAL SHARES OUTSTANDING                                                14,528,622       11,669,983     16,134,334
                                                                ====================  =============== ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                          $        78.28     $      10.04   $      17.20
                                                                ====================  =============== ==============

---------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                 $  704,194,882     $114,777,327   $249,474,358
**Cost of cash denominated in foreign currencies                                  --              126              8

                                                                Money Market
                                                                 Portfolio
                                                                ------------
ASSETS
   Investments, at value (Note 2)*                              $337,114,301
   Cash                                                                  654
   Cash denominated in foreign currencies**                               --
   Receivable for investments sold                                        --
   Receivable for Trust shares sold                                   70,709
   Dividends receivable                                                   --
   Interest receivable                                                    --
   Receivable from investment adviser (Note 4)                        18,120
   Other assets                                                       14,153
                                                                ------------
       Total assets                                              337,217,937
                                                                ------------
LIABILITIES
   Payables for:
       Investments purchased                                              --
       Trust shares redeemed                                          66,974
       Income distribution payable                                   570,174
       Investment advisory fee payable (Note 4)                       90,207
       Administration fee payable (Note 4)                            16,736
       Custodian fees payable                                          6,112
   Accrued expenses                                                   65,055
                                                                ------------
       Total liabilities                                             815,258
                                                                ------------
NET ASSETS                                                      $336,402,679
                                                                ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                              $336,402,733
   Accumulated net realized gain (loss)                               (8,019)
   Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency                             --
   Accumulated undistributed (distributions in excess of)
       net investment income                                           7,965
                                                                ------------
NET ASSETS                                                      $336,402,679
                                                                ============
CAPITAL SHARES OUTSTANDING                                       336,402,733
                                                                ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                    $       1.00
                                                                ============

-----------------------------------------------------------------------------
* Investments at cost                                           $337,114,301
**Cost of cash denominated in foreign currencies                          --

                       See notes to financial statements

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                          Capital      High Yield    Managed       Money
                                                                        Appreciation      Bond       Assets       Market
                                                                            Fund         Trust        Trust      Portfolio
                                                                        ------------  -----------  -----------  -----------
INVESTMENT INCOME:
    Dividends (1)                                                       $  5,547,953  $    57,101  $ 3,220,681  $        --
    Interest                                                               2,064,135    8,296,219    4,593,464   10,765,858
                                                                        ------------  -----------  -----------  -----------
       Total investment income                                             7,612,088    8,353,320    7,814,145   10,765,858
                                                                        ------------  -----------  -----------  -----------
EXPENSES:
    Investment advisory fee (Note 4)                                       7,347,893      501,713    1,412,933    1,064,045
    Administration fees (Note 4)                                             634,624       67,757      169,552      197,472
    Custody fees                                                              58,717       47,924       42,561       28,601
    Audit                                                                     29,333       21,543       27,923       20,941
    Legal                                                                     32,631       20,509       21,640       25,360
    Trustee fees and expenses                                                 12,245        9,000       10,315        9,009
    Shareholder reporting                                                    105,960       14,064       33,861       40,740
    Insurance                                                                 40,246        3,901       12,103       12,006
    Other                                                                      2,079        1,861        2,284           --
                                                                        ------------  -----------  -----------  -----------
       Total expenses                                                      8,263,728      688,272    1,733,172    1,398,174
       Less fees waived and expenses reimbursed by the adviser                    --           --           --      (81,761)
                                                                        ------------  -----------  -----------  -----------
    Net expenses                                                           8,263,728      688,272    1,733,172    1,316,413
                                                                        ------------  -----------  -----------  -----------
    Net investment income (loss)                                            (651,640)   7,665,048    6,080,973    9,449,445
                                                                        ------------  -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                       129,519,570    1,080,675    7,976,681         (214)
       Futures contracts                                                          --           --      (94,393)          --
       Foreign currency related transactions                                (153,161)          87           --           --
                                                                        ------------  -----------  -----------  -----------
          Net realized gain (loss) on investments, futures
            contracts and foreign currency related transactions          129,366,409    1,080,762    7,882,288         (214)
                                                                        ------------  -----------  -----------  -----------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of year                                              386,491,310    7,613,711   30,719,411           --
          End of year                                                    436,470,658      495,049   27,085,452           --
                                                                        ------------  -----------  -----------  -----------
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                   49,979,348   (7,118,662)  (3,633,959)          --
                                                                        ------------  -----------  -----------  -----------
    Net realized and unrealized gain (loss) on investments, futures
       contracts and foreign currency related transactions               179,345,757   (6,037,900)   4,248,329         (214)
                                                                        ------------  -----------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $178,694,117  $ 1,627,148  $10,329,302  $ 9,449,231
                                                                        ============  ===========  ===========  ===========

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                      $     75,878  $        --  $       356  $        --

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENTS OF CHANGES IN NET ASSETS



                                                 Capital Appreciation Fund         High Yield Bond Trust
                                              ------------------------------    --------------------------
                                                Year Ended      Year Ended       Year Ended    Year Ended
                                               December 31,    December 31,     December 31,  December 31,
                                                   2005           2004*             2005         2004*
                                              --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $     (651,640) $   (1,463,757)   $  7,665,048  $  6,907,148
   Net realized gain (loss) on investments,
       futures contracts and foreign
       currency related transactions             129,366,409     (47,038,979)      1,080,762      (362,305)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              49,979,348     223,220,300      (7,118,662)    1,617,958
   Net increase from payment by affiliates
       (Note 4)                                           --              --              --        75,068
                                              --------------  --------------    ------------  ------------
   Net increase in net assets resulting from
       operations                                178,694,117     174,717,564       1,627,148     8,237,869
                                              --------------  --------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             --              --          (5,879)   (6,987,891)
   From net realized gains                                --              --              --       (65,843)
                                              --------------  --------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --              --          (5,879)   (7,053,734)
                                              --------------  --------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 7):
   Proceeds from shares sold                      17,215,233       4,387,734      23,441,319    19,629,157
   Net asset value of shares issued through
       dividend reinvestment                              --              --           5,879     7,053,734
   Cost of shares repurchased                   (100,985,962)   (122,503,664)    (14,390,752)  (17,180,397)
                                              --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           (83,770,729)   (118,115,930)      9,056,446     9,502,494
                                              --------------  --------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           94,923,388      56,601,634      10,677,715    10,686,629
   Net assets at beginning of year             1,042,343,673     985,742,039     106,538,959    95,852,330
                                              --------------  --------------    ------------  ------------
   Net assets at end of year                  $1,137,267,061  $1,042,343,673    $117,216,674  $106,538,959
                                              ==============  ==============    ============  ============
   Net assets at end of year includes
       accumulated undistributed
       (distributions in excess of) net
       investment income                      $         (145) $           --    $  7,747,265  $    (28,233)
                                              ==============  ==============    ============  ============

* Audited by other Independent Registered Public Accounting Firm. (Note 11)

                       See notes to financial statements

   Managed Assets Trust          Money Market Portfolio
----------------------------  -----------------------------
 Year Ended    Year Ended       Year Ended     Year Ended
December 31,  December 31,     December 31,   December 31,
    2005         2004*             2005          2004*
----------------------------  -----------------------------
$  6,080,973  $  6,677,914    $   9,449,445  $   3,375,116

   7,882,288    11,807,350             (214)            16


  (3,633,959)    7,564,971               --             --
          --            --               --             --
------------  ------------    -------------  -------------
  10,329,302    26,050,235        9,449,231      3,375,132
------------  ------------    -------------  -------------
     (45,070)   (6,765,497)      (9,449,445)    (3,375,116)
  (1,756,536)   (2,452,309)              --             --
------------  ------------    -------------  -------------
  (1,801,606)   (9,217,806)      (9,449,445)    (3,375,116)
------------  ------------    -------------  -------------
   5,388,198     7,924,859      210,694,050    183,076,228
   1,801,606     9,217,806        9,113,502      3,223,605
 (35,479,366)  (26,600,443)    (186,351,355)  (229,178,505)
------------  ------------    -------------  -------------
 (28,289,562)   (9,457,778)      33,456,197    (42,878,672)
------------  ------------    -------------  -------------
 (19,761,866)    7,374,651       33,455,983    (42,878,656)
 297,248,951   289,874,300      302,946,696    345,825,352
------------  ------------    -------------  -------------
$277,487,085  $297,248,951    $ 336,402,679  $ 302,946,696
============  ============    =============  =============

$  6,084,024  $     48,121    $       7,965  $       7,965
============  ============    =============  =============

                       See notes to financial statements

FINANCIAL HIGHLIGHTS


                                            NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                            VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                            BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED: YEAR         INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
         CAPITAL APPRECIATION FUND          ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $66.23     $ (0.04)(a)    $ 12.09 (a)    $  12.05   $    --      $    --
           12/31/2004++                         55.41       (0.09)(a)      10.91 (a)       10.82        --           --
           12/31/2003++                         44.38        0.07 (a)      10.99 (a)       11.06    (0.03)           --
           12/31/2002++                         60.30        0.14 (a)     (15.24)(a)     (15.10)    (0.81)           --
           12/31/2001++                         82.01        0.61 (a)     (22.01)(a)     (21.40)    (0.31)           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         HIGH YIELD BOND TRUST              ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $ 9.91     $  0.67 (a)    $ (0.54)(a)    $   0.13   $   --+      $    --
           12/31/2004++                          9.76        0.70 (a)       0.16 (a)        0.86    (0.70)       (0.01)
           12/31/2003++                          8.11        0.77 (a)       1.59 (a)        2.36    (0.71)           --
           12/31/2002++                          9.04        0.78 (a)      (0.40)(a)        0.38    (1.31)           --
           12/31/2001++                          8.77        0.80 (a)       0.04 (a)        0.84    (0.57)           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         MANAGED ASSETS TRUST               ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $16.67     $  0.36 (a)    $  0.27 (a)    $   0.63   $   --+      $(0.10)
           12/31/2004++                         15.72        0.37 (a)       1.11 (a)        1.48    (0.39)       (0.14)
           12/31/2003++                         13.20            0.39           2.51        2.90    (0.38)           --
           12/31/2002++                         15.55            0.45         (1.79)      (1.34)    (0.92)       (0.09)
           12/31/2001++                         17.94        0.49 (a)      (1.40)(a)      (0.91)    (0.46)       (1.02)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         MONEY MARKET PORTFOLIO             ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $ 1.00     $  0.03 (a)    $    -- (a)    $   0.03   $(0.03)      $    --
           12/31/2004++                          1.00            0.01         (0.01)          --        --           --
           12/31/2003++                          1.00           0.008        (0.008)          --        --           --
           12/31/2002++                          1.00           0.014        (0.014)          --        --           --
           12/31/2001++                          1.00           0.036        (0.036)          --        --           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------

* Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the year.
(b) The adviser fully reimbursed the Fund for losses incurred resulting from violations of the Fund's investment restrictions. Without this reimbursement, the Fund's total return would have been 8.64%.
++ Audited by other Independent Registered Public Accounting Firm. (Note 11)

                       See notes to financial statements

                                                                          RATIO OF      RATIO OF NET
                                                              RATIO OF    EXPENSES TO   INVESTMENT
                        NET ASSET               NET ASSETS    EXPENSES TO AVERAGE NET   INCOME (LOSS)
RETURN OF TOTAL         VALUE END               END OF YEAR   AVERAGE NET ASSETS BEFORE TO AVERAGE    PORTFOLIO
CAPITAL   DISTRIBUTIONS OF YEAR   TOTAL RETURN* (IN MILLIONS) ASSETS      REIMBURSEMENT NET ASSETS    TURNOVER RATE
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $    --     $78.28       18.19%       $1,137        0.78%        0.78%        (0.06)%          30%
 (0.00)+          --      66.23        19.53        1,042         0.81         0.82         (0.15)          16
  (0.01)      (0.03)      55.41        24.91          986         0.82         0.82           0.14          59
      --      (0.82)      44.38      (25.09)          864         0.84         0.84           0.27          52
      --      (0.31)      60.30      (26.09)        1,300         0.84         0.84           0.91          47
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $    --     $10.04        1.32%       $  117        0.61%        0.61%          6.79%         103%
      --      (0.71)       9.91      8.75(b)          107         0.60         0.63           7.08          79
      --      (0.71)       9.76        29.15           96         0.65         0.65           8.28          80
      --      (1.31)       8.11         4.57           61         0.71         0.71           8.81         100
      --      (0.57)       9.04         9.55           50         0.73         0.73           8.79         110
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $(0.10)     $17.20        3.84%       $  277        0.61%        0.61%          2.15%          56%
      --      (0.53)      16.67         9.44          297         0.60         0.61           2.31          64
      --      (0.38)      15.72        21.98          290         0.59         0.59           2.64          84
      --      (1.01)      13.20       (8.60)          251         0.61         0.61           2.80          39
      --      (1.48)      15.55       (5.08)          308         0.59         0.59           2.95          59
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $(0.03)     $ 1.00        2.90%       $  336        0.40%        0.42%          2.87%         N/A
      --          --       1.00         1.01          303         0.40         0.42           1.00         N/A
      --          --       1.00         0.78          346         0.40         0.42           0.78         N/A
      --          --       1.00         1.39          393         0.40         0.42           1.38         N/A
      --          --       1.00         3.71          353         0.40         0.42           3.46         N/A
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


1. ORGANIZATION

Capital Appreciation Fund ("CAF"), High Yield Bond Trust ("HYBT"), Managed Assets Trust ("MAT") and Money Market Portfolio ("MMP") (collectively, the "Funds") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Shares of the Funds are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies consistently followed by the Funds. These policies are in conformity with Accounting Principles generally accepted in the United States, hereinafter referred to as generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. INVESTMENT VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Boards of Trustees. For CAF, HYBT, and MAT, short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair market value. For MMP, money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates fair market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. MMP's use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

B. REPURCHASE AGREEMENTS - When entering into repurchase agreements, it is the Funds' policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

C. FINANCIAL FUTURES CONTRACTS - The Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

D. FORWARD FOREIGN CURRENCY CONTRACTS - Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-US dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income on foreign securities is recorded net of any applicable withholding tax. The cost of investments sold is determined by use of the specific identification method.

F. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income for CAF, HYBT and MAT, if any, are declared at least annually. Distributions from net investment income on shares of MMP are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of the Funds, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

H. FEDERAL AND OTHER TAXES - It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds' financial statements. It is also the Funds' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a Fund will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences that relate to wash sales, treatment of passive foreign investment company marked to market, and book/tax differences in premium amortization.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Funds were as follows:

                           Expiring    Expiring     Expiring    Expiring    Expiring
Portfolio                 12/31/2009  12/31/2010   12/31/2011  12/31/2012  12/31/2013    Total
---------                 ----------- ----------- ------------ ----------- ---------- ------------

Capital Appreciation Fund $66,292,199 $74,123,366 $104,924,615 $52,569,301    $ --    $297,909,481

High Yield Bond Trust              --          --           --          --      --              --

Managed Assets Trust               --          --           --          --      --              --

Money Market Portfolio             --       7,645          146          --     228           8,019

I. RECLASSIFICATION - GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

3. INVESTMENT RISK

HYBT invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield instruments reflect, among other things, perceived credit risk. HYBT's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT RISK - CONTINUED

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Asset Management International Company LLC ("TAMIC") acts as investment adviser to the Funds. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). Each Fund pays TAMIC an investment advisory fee calculated daily and paid monthly at the annual rate of their respective Fund's average daily net assets as follows:

                          Management Fees earned by
                          TAMIC for the Year ended
Portfolio                     December 31, 2005     % per annum Average Daily Assets
---------                 ------------------------- ----------- --------------------

Capital Appreciation Fund        $7,347,893            0.65%    First $1 Billion

                                                       0.60%    Over $1 Billion

High Yield Bond Trust               501,713            0.50%    First $50 Million

                                                       0.40%    Over $50 Million to $150 Million

                                                       0.30%    Over $150 Million to $250 Million

                                                       0.25%    Over $250 Million

Managed Assets Trust              1,412,933            0.50%    All

Money Market Portfolio            1,064,045           0.3233%   First $100 Million
                                                      0.3233%   Over $100 Million

TAMIC has entered into a sub-advisory agreement with TIMCO Asset Management, Inc. ("TIMCO") (formerly The Travelers Investment Management Company), an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for the equity portion of MAT and is compensated for such services by TAMIC at an annual rate of 0.30% of the average daily net assets of MAT. On July 1, 2005, TAMIC entered into a subadvisory agreement with Salomon Brothers Asset Management Inc. ("SaBAM"), an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for the fixed-income portion of MAT and is compensated for such services by TAMIC at an annual rate of 0.25% of the average daily net assets of MAT. Prior to July 1, 2005 the fixed-income portion of MAT was managed directly by TAMIC without a subadviser.

TAMIC has also entered into a sub-advisory agreement with Janus Capital Management LLC ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF and is compensated for such services by TAMIC at an annual rate of the Fund's average daily net assets as follows:

                 Average Daily Net Assets     Sub Advisory Fee
                 ------------------------     ----------------

                 First $50 Million                  0.40%

                 $50 Million to $150 Million       0.375%

                 $150 Million to $750 Million       0.35%

                 $750 Million to $1 Billion        0.325%

                 Over $1 Billion                   0.325%

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

On July 1, 2005, TAMIC entered into a sub-advisory agreement with SaBAM, an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was and indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day to day portfolio operations and investment decisions for the HYBT, and MMP and is compensated for such services by TAMIC. Prior to July 1, 2005, HYBT and MMP were managed directly by TAMIC without a subadviser.

                                   % per annum Average Daily Assets
            -                      ----------- --------------------

            High Yield Bond Trust      0.40%    All

            Money Market Portfolio     0.15%    First $100 Million

                                      0.075%    Over $100 Million

The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acts as the Funds' administrator. As compensation for its services, the Funds pay TIC an administration fee calculated at the annual rate of 0.06% of each Fund's average daily net assets. The fee is calculated daily and paid monthly.

Effective July 1, 2005, TIC entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), to serve as sub-administrator to the Funds. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005 and was paid a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each respective Fund's average daily net assets.

PFPC Inc. acts as the transfer agent for the Funds. Prior to July 1, 2005, Citigroup Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acted as the Funds' transfer agent. For the year ended December 31, 2005, the Funds did not pay transfer agent fees to CTB.

During the year ended December 31, 2005, the Funds had a contractual expense limitation in place of 1.25% for MAT, HYBT and CAF and 0.40% for MMP. As a result, TIC has agreed to reimburse MMP for certain expenses in the amount of $81,761. This expense limitation is renewed annually and can be terminated at any time by TIC with 60 days' notice.

During the year ended December 31, 2004, TAMIC reimbursed HYBT in the amount of $75,068 for losses incurred resulting from violations of HYBT's investment restrictions.

Prior to July 1, 2005, all officers and one Trustee of the Funds were employees of Citigroup or its affiliates and did not receive compensation from the Funds.

5. INVESTMENTS

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

                                    Purchase                  Sales
                             ----------------------- -----------------------
   Portfolio                  US Gov't   Non-Gov't    US Gov't   Non-Gov't
   ---------                 ---------- ------------ ---------- ------------

   Capital Appreciation Fund         -- $291,891,393         -- $415,216,921

   High Yield Bond Trust             --  119,386,011         --  105,400,151

   Managed Assets Trust      53,949,967  100,301,638 50,037,011  126,825,221

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                            Gross        Gross      Net Unrealized
                          Federal Income  Unrealized   Unrealized   Appreciation/
Portfolio                    Tax Cost    Appreciation Depreciation  (Depreciation)
---------                 -------------- ------------ ------------  --------------
Capital Appreciation Fund  $705,942,854  $436,716,422 $ (1,986,439)  $434,729,983
High Yield Bond Trust       114,810,417     3,452,201   (2,990,228)       461,973
Managed Assets Trust        250,065,163    39,842,827  (13,348,182)    26,494,645
Money Market Portfolio      337,114,301            --           --             --

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2005 and 2004 were as follows:

                                                          Long Term  Long Term
                          Ordinary Income Ordinary Income Cap Gain   Cap Gain
Portfolio                      2005            2004         2005       2004     Total 2005 Total 2004
---------                 --------------- --------------- ---------- ---------- ---------- ----------
Capital Appreciation Fund   $       --      $       --    $       -- $       -- $       -- $       --
High Yield Bond Trust            5,879       6,987,891            --     65,843      5,879  7,053,734
Managed Assets Trust            45,070       6,765,497     1,756,536  2,452,309  1,801,606  9,217,806
Money Market Portfolio       9,449,445       3,375,116            --         --  9,449,445  3,375,116

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                          Undistributed Undistributed   Unrealized
                            Ordinary      Long-Term    Appreciation  Loss Carryforward
Portfolio                    Income         Gain      (Depreciation)   and Deferrals       Total
---------                 ------------- ------------- -------------- ----------------- ------------
Capital Appreciation Fund  $       --    $       --    $434,722,686    $(297,909,626)  $136,813,060
High Yield Bond Trust       7,747,265       617,782         461,959               --      8,827,006
Managed Assets Trust        6,698,506     7,614,448      26,494,647               --     40,807,601
Money Market Portfolio          7,965            --              --           (8,019)           (54)

7. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest. The shares of the Funds, with the exception of MMP, are authorized and issued without par value. MMP shares are authorized and issued with a par value of $0.10 per share. Transactions in shares of each Fund were as follows:

                                                   SHARES ISSUED               NET INCREASE
                                                   THROUGH                     (DECREASE)
                           BEGINNING   SHARES      DIVIDEND      SHARES        IN SHARES    ENDING
                           SHARES      SOLD        REINVESTMENT  REPURCHASED   OUTSTANDING  SHARES
CAPITAL APPRECIATION FUND  ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                15,738,433     240,764          --     (1,450,575)  (1,209,811)  14,528,622
  12/31/2004                17,790,470      76,603          --     (2,128,640)  (2,052,037)  15,738,433
-------------------------  ----------- ----------- ------------- ------------- ------------ -----------
HIGH YIELD BOND TRUST      ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                10,751,548   2,368,775         595     (1,450,935)      918,435  11,669,983
  12/31/2004                 9,819,304   1,945,067     712,609     (1,725,432)      932,244  10,751,548
-------------------------  ----------- ----------- ------------- ------------- ------------ -----------
MANAGED ASSETS TRUST       ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                17,832,560     322,952     108,990     (2,130,168)  (1,698,226)  16,134,334
  12/31/2004                18,436,722     494,356     553,631     (1,652,149)    (604,162)  17,832,560
-------------------------  ----------- ----------- ------------- ------------- ------------ -----------
MONEY MARKET PORTFOLIO     ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005               302,946,536 210,694,050   9,113,502   (186,351,355)   33,456,197 336,402,733
  12/31/2004               345,825,208 183,076,228   3,223,605   (229,178,505) (42,878,672) 302,946,536
-------------------------  ----------- ----------- ------------- ------------- ------------ -----------

8. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Funds ("TL&A Funds") until July 1, 2005.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management ("CAM"), the Citigroup business unit that includes each Fund's sub-administrator, SBFM, had entered into a side

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



8. ADDITIONAL INFORMATION - CONTINUED

letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, Travelers Life & Annuity and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

The remaining $183.7 million to be paid under the SEC order, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. OTHER MATTERS

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup, including TIC, The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment adviser, TAMIC, which serves as the investment adviser to the Funds.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadviser to HYBT, MAT and MMP, and TIMCO, which also serves as subadviser for MAT, has each become a wholly-owned subsidiary of Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in automatic termination of the subadvisory agreements between SaBAM and TAMIC for HYBT, MAT and MMP, and TIMCO and TAMIC for MAT.

10. REORGANIZATIONS

The following Fund reorganization was approved by the Board of Trustees of the MMP on November 10, 2005. The reorganization will be presented to shareholders on or about March 14, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of MMP in exchange for shares of BlackRock Money Market Portfolio (a series of Metropolitan Series Fund, Inc.).

The following Fund reorganization was approved by the Board of Trustees of the CAF on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of CAF in exchange for shares of Janus Capital Appreciation Portfolio (a series of Met Investors Series Trust).

The following Fund reorganization was approved by the Board of Trustees of the HYBT on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of HYBT in exchange for shares of Western Asset Management High Yield Bond Portfolio (a series of Metropolitan Series Fund, Inc.).

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



10. REORGANIZATIONS - CONTINUED

The following Fund reorganization was approved by the Board of Trustees of MAT on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of MAT in exchange for shares of Legg Mason Partners Managed Assets Portfolio (a series of Met Investors Series Trust).

11. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Funds, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Funds' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Funds' Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Funds' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Funds and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

12. SUBSEQUENT EVENT

Effective February 1, 2006, TIMCO employs a team approach to manage the equity portion of MAT. The portfolio management team is dually employed by TIMCO and Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005 manages approximately $15 billion of assets.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:
  Capital Appreciation Fund,
  High Yield Bond Trust,
  Managed Assets Trust, and
  Money Market Portfolio
  (individually a "Fund" and collectively the "Funds")

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the above referenced Funds, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Fund as of December 31, 2005, the results of their operations, the changes in their net assets and their financial highlights for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005
                                  (UNAUDITED)


FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS

At an in person meeting on July 20, 2005, the Boards of Trustees, including the Independent Trustees (together, the "Board") of CAP, HYBT, MAT, and MMP approved the investment advisory agreements (the "Agreements") between TAMIC and each Fund. In addition, the Board, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and Janus for CAF, between TAMIC and Salomon for HYBT, MAT and MMP, and between TAMIC and TIMCO for MAT. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Funds and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Funds requested certain information from TAMIC and from Janus, Salomon and TIMCO (the "subadvisors"), and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Funds and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and the subadvisors under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Funds; (c) the cost of services to be provided and the profit realized by TAMIC and its affiliates; (d) the extent to which TAMIC and the subadvisors realize economies of scale as each Fund grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL FUNDS

With respect to the nature, scope and quality of the services to be provided by TAMIC, the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC had been acquired by MetLife, effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC. The Board also noted the responsibilities that TAMIC has to the Funds, including oversight of the subadvisors' compliance with Fund policies and objectives, review of brokerage matters, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. Based on its consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature and quality of these services, as well as TAMIC's ability to render such services based on its experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered each subadvisor's management style and long-term performance record with respect to each Fund; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Fund in light of fees paid to other investment managers by comparable funds and the method of computing each Fund's advisory and subadvisory fee. The Board considered the Funds' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Funds as determined by an independent third party (the "expense group"), as well as to a broader group of investment companies with the same investment classification as each Fund, also as selected by the independent third party. The Board also noted the overall expense limitations that TAMIC has agreed to for the Funds. The Board noted that TAMIC's revenues, and its resulting profitability, from each Fund is the difference between the amount TAMIC receives from the Fund and what it pays to the subadvisor for that Fund. The Board also considered that each Fund pays a separate fee to an affiliate of TAMIC for administrative services performed or arranged for by that affiliate. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by TAMIC and the subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to TAMIC and each subadvisor with respect to each Fund was fair and reasonable.

The Board reviewed the Funds' performance record and TAMIC's and the subadvisors' management styles and long-term performance records with the Funds and comparable funds. The Board noted that it reviews on a quarterly basis detailed information about the Funds' performance results and investment strategies. The Board also reviewed various comparative performance data provided to it in connection with its consideration of the renewal of the Agreements and Subadvisory Agreements, including, among other information, a comparison of each Fund's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report.

In terms of the profits realized by TAMIC from its relationship with the Funds, the Board noted that it was satisfied that TAMIC's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC by MetLife would affect its future profitability. Because the fees paid to the subadvisors are paid by TAMIC and not directly by the Funds, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider whether subadvisory fee breakpoints were in place for each Fund, the Board did not consider the potential economies of scale in the subadvisors' management of the Funds to be a substantial factor in its considerations.

The Board also considered the effect of the Funds' size and growth on their performance and fees. The Board considered the effective fees under the Agreement for each Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. Specifically, the Board noted that if the Funds' assets increase over time, the Funds may realize economies of scale if assets increase proportionally more than certain expenses. The Board also considered the fact that TAMIC pays subadvisory fees out of the advisory fees it receives from the Funds.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund.

CAPITAL APPRECIATION FUND

The Board noted that the performance of the Fund over both the short and long term had been very good compared to similar funds. In light of certain legal issues faced by Janus (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts Janus had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. The Board also requested that TAMIC monitor the financial health of Janus' parent company as it relates to Janus' ability to provide services to the Fund. The Board also noted that the Fund's actual advisory fees and total expenses were near the median for its expense group, although the Fund's subadvisory fees were somewhat above its subadviser expense group median. The Board further considered that the advisory and subadvisory fees for the Fund had been reduced during the past year, and that Janus had expressed willingness to agree to a further reduction in subadvisory fees that could be passed on to shareholders in a corresponding reduction of advisory fees, and requested that TAMIC pursue such a fee reduction. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Fund's size.

HIGH YIELD BOND TRUST

The Board noted that the performance of the Fund had been very good compared to similar funds, especially over the longer term. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon relating to its pending acquisition by Legg Mason might harm the Fund. The Board noted certain minor compliance problems that had occurred recently with respect to the Fund, but concluded that the appropriate steps had been taken to prevent these or similar problems from recurring. In addition, the Board noted that the advisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Fund's size.

MANAGED ASSETS TRUST

The Board noted that the performance of the Fund had been above average compared to similar funds over the three-, five- and ten-year time periods. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon and TIMCO. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon and TIMCO relating to their pending acquisition by Legg Mason might harm the Fund. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not necessary at the time in light of the Fund's relatively low advisory fees and its current assets.

MONEY MARKET PORTFOLIO

The Board noted that the performance of the Fund had generally been above average compared to similar funds. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon relating to its pending acquisition by Legg Mason might harm the Fund. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but noted that economies of scale may be less pronounced, and therefore that breakpoints may be less common, for money market fund than for other types of funds as fund assets increase.

CERTAIN MATTERS RELATING TO THE CAF, HYBT, MAT AND MMP On June 23, 2005, Citigroup Inc., the parent company of SaBAM and TIMCO, agreed to sell substantially all of its asset management business, including SaBAM and TIMCO, to Legg Mason. SaBAM is the subadviser to the CAF, HYBT and MMP (collectively the "Trusts") while both SaBAM and TIMCO are subadvisers to the MAT, and the consummation of the aforementioned transactions would result in a change of control of SaBAM and TIMCO and the automatic termination of the Trusts' and the MAT's subadvisory agreements. In connection with the anticipated change of control of SaBAM and TIMCO, the Boards approved new subadvisory agreements between TAMIC and SaBAM for the Trusts and between TAMIC and both SaBAM and TIMCO for the MAT at a special meeting of the Boards held on November 10, 2005. In considering the new subadvisory agreements for the Trusts and the MAT, the Boards met with representatives from SaBAM and TIMCO and received information regarding the proposed transactions, Legg Mason and its asset management affiliates, and Legg Mason's plans for SaBAM and TIMCO after the closing of the transactions. In approving the new subadvisory agreements, the Boards also took into consideration the factors they considered at a joint meeting held on July 20, 2005, where the Boards approved the previous subadvisory agreements with SaBAM and TIMCO, with respect to the Trusts and the MAT. In addition to these factors, the Boards also considered:

  . that the new subadvisory agreements are substantially similar to the Trusts' and the MAT's previous subadvisory agreements; and

  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the new subadvisory agreements between TAMIC and SaBAM for the Trusts and between TAMIC and both SaBAM and TIMCO for the MAT.

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund     Other Public
                        Position(s)  Term of Office                                            Complex        Company
                         Held with   and Length of            Principal Occupation             Overseen    Directorships
Name Address and Age       Funds      Time Served            During Last Five Years          by Trustee** Held by Trustee
--------------------   ------------- -------------- ---------------------------------------- ------------ ---------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairperson     Since July   President, Met Investors Advisory LLC         67           None
260 Madison Ave.       of the Board,   2005         (2000 to present); Executive Vice
10/th/ Floor           Chief                        President (2000 to present) and Chief
New York, NY           Executive                    Marketing Officer (2003 to present),
Age 39                 Officer and                  MetLife Investors Group, Inc; President,
                       President                    TAMIC (July 2005-present); Senior Vice
                                                    President, Equitable Distributors, Inc.
                                                    and Vice President, Equitable Life
                                                    Assurance Society of the United States
                                                    (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee         Since 1991   Retired manufacturing executive.              39           None
295 Hancock Street                                  Director (1983-1995), Executive Vice
Williamstown, MA                                    President (1989-1994) and Senior Vice
Age 74                                              President, Finance and Administration
                                                    (1983-1989), The Dexter Corporation
                                                    (manufacturer of specialty chemicals
                                                    and materials); Vice Chairman (1990-
                                                    1992), Director (1983-1995), Life
                                                    Technologies, Inc. (life science/
                                                    biotechnology products); Director,
                                                    (1994-1999), The Connecticut Surety
                                                    Corporation (insurance); Director
                                                    (1995-2000), Chemfab Corporation
                                                    (specialty materials manufacturer);
                                                    Director (1999-2001), Ravenwood
                                                    Winery, Inc.; Director (1999-2003),
                                                    Lydall Inc. (manufacturer of fiber
                                                    materials); Member, Board of Managers
                                                    (1974-present), six Variable Annuity
                                                    Separate Accounts of The Travelers
                                                    Insurance Company+; Trustee (1990-
                                                    present), five Mutual Funds sponsored
                                                    by The Travelers Insurance Company.++

                                                                                         Number of
                                                                                         Portfolios
                                                                                          in Fund     Other Public
                     Position(s) Term of Office                                           Complex        Company
                      Held with  and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age    Funds     Time Served            During Last Five Years          by Trustee  Held by Trustee
-------------------- ----------- -------------- ---------------------------------------- ---------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell          Trustee     Since 1991   Professor of Finance and Managerial          39     Director
160 Jacobs Hall                                 Economics, University at Buffalo since              (2000-present),
Buffalo, NY                                     1998. Dean, School of Management                    Delaware North
Age 62                                          (1998-2001), University at Buffalo;                 Corp. (hospitality
                                                Dean, College of Business                           business)
                                                Administration (1995-1998), Marquette
                                                University; Professor of Finance (1980-
                                                1995) and Associate Dean (1993-
                                                1995), School of Business
                                                Administration, and Director, Center for
                                                Research and Development in Financial
                                                Services (1980-1995), University of
                                                Connecticut; Member, Board of
                                                Managers (1990-present), six Variable
                                                Annuity Separate Accounts of The
                                                Travelers Insurance Company+; Trustee
                                                (1990-present), five Mutual Funds
                                                sponsored by The Travelers Insurance
                                                Company.++

Frances M. Hawk,       Trustee     Since 1991   Private Investor, (1997-present);            39     None
CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                            Management Company, Inc. (investment
Downingtown, PA                                 management); Assistant Treasurer,
Age 57                                          Pensions and Benefits. Management
                                                (1989-1992), United Technologies
                                                Corporation (broad-based designer and
                                                manufacturer of high technology
                                                products); Member, Board of Managers
                                                (1991-present), six Variable Annuity
                                                Separate Accounts of The Travelers
                                                Insurance Company+; Trustee (1991-
                                                present), five Mutual Funds sponsored
                                                by The Travelers Insurance Company.++

                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund    Other Public
                         Position(s)  Term of Office                                           Complex       Company
                          Held with   and Length of            Principal Occupation            Overseen   Directorships
Name Address and Age        Funds      Time Served            During Last Five Years          by Trustee Held by Trustee
--------------------    ------------- -------------- ---------------------------------------- ---------- ---------------

Officers
--------
Paul Cellupica          Secretary and   Since July   Chief Counsel, Securities Products and      N/A           N/A
MetLife, Inc.           Chief Legal     2005         Regulation, MetLife, Inc. (2004-
One MetLife Plaza       Officer                      present); Vice President and Chief Legal
27-01 Queens Plaza                                   Officer, TAMIC (July 2005-present);
North Long Island City,                              Assistant Director, Division of
NY 11101                                             Investment Management, U.S. Securities
Age 41                                               and Exchange Commission (2001-
                                                     2003), Senior Special Counsel, Division
                                                     of Investment Management, Securities
                                                     and Exchange Commission (2000-
                                                     2001).

Peter Duffy             Chief           Since July   Senior Vice President, MetLife Advisers,    N/A           N/A
MetLife Advisers LLC    Financial       2005         since December 1998; Senior Vice
501 Boylston Street     Officer and                  President; NELICO; Vice President,
Boston, MA 02116        Treasurer                    MetLife; Vice President, Travelers Asset
Age 50                                               Management International Company LLC
                                                     and Travelers Investment Adviser, Inc.,
                                                     since 2005; Treasurer and Chief
                                                     Financial Officer, Metropolitan Series
                                                     Fund, Inc., since 2000; Treasurer, Chief
                                                     Financial Officer and Chief Accounting
                                                     Officer, CitiStreet Funds, Inc., since
                                                     2005; formerly, Vice President and
                                                     Treasurer, Zenith Fund.

Jeffrey P . Halperin    Interim         Since        Assistant Vice President, Corporate         N/A           N/A
Metropolitan Life       Chief           November     Ethics and Compliance Department,
Insurance Company       Compliance      2005         MetLife, Inc. (October 2002-present);
One MetLife Plaza       Officer                      Interim Chief Compliance Officer of
27-01 Queens Plaza                                   funds sponsored by MetLife and its
North Long Island City,                              affiliates (November 2005-present);
NY 11101                                             Associate, Goldman Sachs & Co.
Age 37                                               (May 2000-July 2001).

--------
* "Interested person" of the Funds (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with TAMIC.
** The Fund Complex consists of 29 series of Met Investors Series Trust, six variable annuity separate accounts and five mutual Funds. The six variable annuity accounts and five mutual funds are referenced in the footnote below.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: CAF, HYBT, MAT, MMP and The Travelers Series
   Trust.

Capital Appreciation Fund, High Yield Bond Trust, Managed Assets Trust, and Money Market Portfolio are each a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of Capital Appreciation Fund, High Yield Bond Trust, Managed Assets Trust, Money Market Portfolio and is not for use with the general public. All the funds contained in this report may not be available under your variable annuity or life contract.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-842-9406.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406 and (2) on the SEC's website at www.sec.gov.

CAPITAL APPRECIATION FUND, HIGH YIELD BOND TRUST, MANAGED ASSETS TRUST, AND MONEY MARKET PORTFOLIO
TRUSTEES

Elizabeth M. Forget*
  CHAIRPERSON
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS*

Elizabeth M. Forget
PRESIDENT AND CHIEF
EXECUTIVE OFFICER

Peter H. Duffy
CHIEF FINANCIAL OFFICER AND TREASURER

Jeffrey Halperin
CHIEF COMPLIANCE OFFICER AND
CHIEF ANTI-MONEY LAUNDERING
COMPLIANCE OFFICER

Paul G. Cellupica
SECRETARY

Jack P. Huntington
ASSISTANT SECRETARY

* As of July 1, 2005

INVESTMENT MANAGER* AND ADVISERS

Travelers Asset Management International Company LLC

ADMINISTRATOR

Travelers Insurance Company

SUB-ADMINISTRATOR AND CUSTODIAN*

State Street Bank and Trust Company

TRANSFER AGENT*

PFPC Inc.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Mr. Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant. KPMG LLP ("KPMG") was the registrant's principal accountant for the fiscal year ended December 31, 2004. Information provided in response to Item 4 for the fiscal year ended December 31, 2004 reflects amounts billed by KPMG.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by KPMG and D&T to the registrant for the audit of the registrant's annual financial statements and for services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $17,000 for services rendered by KPMG for the fiscal year ended December 31, 2004 and $20,000 for services rendered by D&T for the fiscal year ended December 31, 2005.

(b)  Audit Related Fees

The registrant was not billed any fees by KPMG for the fiscal year ended December 31, 2004, for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

The registrant was not billed any fees by D&T for the fiscal year ended December 31, 2005 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the fiscal year ended December 31, 2004, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by KPMG to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

During the fiscal year ended December 31, 2005, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) were $2,100 for services rendered by KMPG for the fiscal year ended December 31, 2004 and $3,250 for services rendered by D&T for the fiscal year ended December 31, 2005.

During the fiscal year ended December 31, 2004, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by KPMG to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

During the fiscal year ended December 31, 2005, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)  All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal year ended December 31, 2005 or KPMG for the fiscal year ended December 31, 2004, other than the services reported in paragraphs
(a) through (c) above.

During the fiscal year ended December 31, 2004, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by KPMG to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

During the fiscal year ended December 31, 2005, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e)  Pre-Approval Policies and Procedures
     ____________________________________

(1) The Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X are set forth below.

The Charter for the Audit Committee (the "Committee") of the Board of the registrant requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant's independent auditors to the advisers and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the registrant by the independent auditors, other than those provided to the registrant in connection with an audit or a review of the financial statements of the registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the registrant;
(ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
(iv) actuarial services; (v) internal audit outsourcing services;
(vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, the advisers and any service providers controlling, controlled by or under common control with the advisers that provide ongoing services to the registrant ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the registrant, (b) the advisers and (c) any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and
(iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) Fees billed by KMPG for services rendered to the registrant and the registrant's investment advisers and any entity controlling, controlled by, or under common control with the investment advisers that provide ongoing services to the registrant were $75,000 for the fiscal year ended December 31, 2004. These fees were paid by Citigroup Global Markets, Inc. and related to the transfer agent matter as fully described in the notes to the financial statements titled "additional information" for the fiscal year ended
December 31, 2004.

The registrant and the registrant's investment advisers or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal year ended December 31, 2005.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining KMPG's or D&T's independence. All services provided by KMPG or D&T to the registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Peter Duffy, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Duffy determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) of the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGH YIELD BOND TRUST

By:   /s/ Elizabeth M. Forget
      ------------------------
      Elizabeth M. Forget
      President

Date: February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Elizabeth M. Forget
      ------------------------
      Elizabeth M. Forget
      President

Date: February 24, 2006

By:   /s/ Peter Duffy
      ------------------------
      Peter Duffy
      Chief Financial Officer
      and Treasurer

Date: February 24, 2006